                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                                Tiffany & Co.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                                              April 9, 1998



TIFFANY & CO.
727 Fifth Avenue
New York, N.Y. 10022



William R. Chaney
Chairman of the Board
and Chief Executive Officer

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Tiffany & Co. on Thursday, May 21, 1998, at 10:00 a.m. in the Roof/Penthouse of the St. Regis Hotel, 2 East 55th Street at Fifth Avenue, New York, New York.

We hope that you can join us at this meeting. Your participation in the affairs of the Company is important, regardless of the number of shares that you hold. Therefore, whether or not you are personally able to attend, please vote your shares by completing and returning the enclosed proxy card as soon as possible. Also, please be sure to indicate on the proxy card whether or not you plan to be present at the Annual Meeting.

Enclosed are the Company's 1997 Annual Report and Proxy Statement. I hope you find it informative reading.

Thank you for your interest in Tiffany & Co.

                                                      Sincerely,


                                                      /s/ William R. Chaney

                                                      William R. Chaney

TIFFANY & CO.
727 Fifth Avenue
New York, New York  10022



PROXY STATEMENT                                                   April 9, 1998

The Board of Directors of Tiffany & Co., a Delaware corporation (the Company") furnishes this Proxy Statement in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on Thursday, May 21, 1998.

The securities entitled to vote at the meeting consist of the Company's Common Stock, $.01 par value. Each stockholder of record at the close of business on March 25, 1998, is entitled to vote at the Annual Meeting or any adjournment thereof, each share being entitled to one vote. The number of shares outstanding at the close of business on March 25, 1998, was 35,250,627. A majority of such shares present at the Annual Meeting by person or by proxy will constitute a quorum at the Annual Meeting. A quorum is required for any vote taken at the Annual Meeting to be valid. Abstentions and broker "non-votes" are counted as shares present for determination of a quorum.

Any stockholder of record giving a proxy has the power to revoke the proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Any stockholder of record may attend the Annual Meeting and vote in person whether or not a proxy was previously submitted, and those stockholders of record who plan to attend and vote in person at the Annual Meeting are nonetheless urged to submit a proxy.

Unless revoked, or unless contrary instructions are indicated on the proxy, all proxies will be voted at the Annual Meeting as follows: FOR the election of the nominees for director named herein, FOR approval of the 1998 Directors Option Plan, FOR approval of the 1998 Employee Incentive Plan, and FOR approval of the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company's fiscal 1998 financial statements.

A form of proxy is enclosed. Three officers of the Company have been designated as the proxies to vote shares at the Annual Meeting in accordance with the instructions on the proxy card. The Board of Directors of the Company and its management know of no matters which are to be presented for consideration at the Annual Meeting other than those specifically described in the Notice of Annual Meeting of Stockholders, but if other matters are properly presented, or if matters arise incident to the conduct of the Annual Meeting, it is the intention of the persons designated as proxies to vote on such matters in accordance with their judgment.

Abstaining stockholders are counted as present or represented (that is, actually voting) in tabulations of votes cast on proposals, whereas broker "non-votes" are not counted as present or represented for purposes of determining whether a proposal has been approved.

With respect to the 1998 Directors Option Plan and the 1998 Employee Incentive Plan, in order for either of such proposals to be approved, two things must happen. First, a majority of shares outstanding as of March 25, 1998, must actually vote on the proposal. For this purpose, abstentions will count as votes cast and broker "non-votes" will not. Second, a majority of those shares actually voting on the proposal must vote in favor of it. For this purpose, abstentions will have the same legal effect as a vote "against" such proposal while broker "non-votes" will be disregarded.

With respect to all other questions presented in this Proxy Statement, abstentions and broker "non-votes" will have no effect on the outcome of the vote once a quorum has been achieved.

This Proxy Statement and the accompanying proxy are first being sent to stockholders on or about April 9, 1998. The Company has retained Kissel-Blake Inc. to assist in the solicitation of proxies for a fee estimated not to exceed $5,500 plus out-of-pocket expenses. Solicitation of proxies may be made by the regular employees of Tiffany and Company on behalf of the Board of Directors through the mail, in person and by facsimile and telephone. These employees will not be additionally compensated. The cost thereof will be borne by Tiffany and Company. The Company will also reimburse brokerage houses and others for forwarding proxy materials to beneficial owners.


ITEM I - ELECTION OF NINE DIRECTORS

The Company is a Delaware corporation whose principal subsidiary is Tiffany and Company, a New York corporation ("Tiffany"). The Company's By-laws provide for a Board of Directors composed of nine directors, each of whom shall be elected at an annual meeting of stockholders to hold office until his or her successor shall be elected and qualified, or until his or her earlier resignation or removal. Directors are required by the By-laws to be less than age 72 when elected or appointed unless the Board of Directors waives that provision with respect to an individual director whose continued service is deemed uniquely important to the Company. The By-laws allow the Board of Directors to fill vacancies and newly created directorships. The Company's Restated Certificate of Incorporation provides that the Board of Directors may alter and amend the By-laws. Accordingly, the Board of Directors may amend the By-laws to provide for a greater or lesser number of directors.

At the 1998 Annual Meeting of Stockholders, nine directors will be elected to serve until the 1999 Annual Meeting. Such directors will serve until their successors are elected and qualified or until their respective earlier resignation or removal. All nominees are now members of the Board of Directors.

It is not anticipated that any of these nominees will be unable to serve as a director, but if that should occur before the Annual Meeting, the persons named in the form of proxy shall vote the shares represented by such proxies for such other nominee or nominees as the Board of Directors may nominate in place of such nominee(s) who is (are) unable to serve, and/or vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Company's Restated Certificate of Incorporation and By-laws.

Information concerning the nominees is set forth below:

WILLIAM R. CHANEY              Mr. Chaney, 65, is Chairman of the Board of
                               Directors and Chief Executive Officer of the
                               Company. Mr. Chaney joined Tiffany in January
                               1980 as a member of its Board of Directors and was named Chairman and Chief Executive Officer of the Company in August 1984. Prior to this, he served as an executive officer of Avon Products, Inc. Mr. Chaney also serves on the Boards of Directors of The Bank of New York and the
                               Atlantic Mutual Companies.


ROSE MARIE BRAVO               Ms. Bravo, 47, is Worldwide Chief Executive of
                               Burberrys Limited and is a member of its Board of Directors. Ms. Bravo previously served as President of Saks Fifth Avenue from 1992 to
                               1997. Ms. Bravo became a director of the Company in October 1997 when she was selected by the Board of Directors to fill a newly created directorship. Ms. Bravo serves on the Compensation Committee.


SAMUEL L. HAYES III            Prof. Hayes, 63, has been the Jacob H. Schiff
                               Professor of Investment Banking at the Harvard
                               Business School since 1975. He was elected a director of the Company in 1984 and serves as Chairman of the Compensation Committee and its Stock Option Subcommittee. He also serves on the Audit and Nominating Committees. Additionally, he serves on the boards of the Eaton Vance Group of Funds, Ernst Home Centers, Inc. and the Aearo
                               Corp.

MICHAEL J. KOWALSKI            Mr. Kowalski, 46, is President and Chief
                               Operating Officer of the Company, overseeing worldwide sales and operations as well as special projects of a strategic nature. Prior to his appointment as President of the Company in January 1996, he was an Executive Vice President of the Company, a position he had held since
                               March 1992. In January 1997, Mr. Kowalski assumed the additional role of Chief Operating
                               Officer. He became a director of the Company in January 1995.



CHARLES K. MARQUIS             Mr. Marquis, 55, has been a partner in the law
                               firm of Gibson, Dunn & Crutcher since 1974. He was elected a director of the Company in 1984 and serves on the Compensation and Audit
                               Committees.



JAMES E. QUINN                 Mr. Quinn, 46, is Vice Chairman of the Company,
                               responsible for retail, wholesale and corporate sales in North and South America, Europe, the Middle East and portions of Asia. Prior to his appointment as Vice Chairman in January 1998,
                               Mr. Quinn was an Executive Vice President of the Company, a position he had held since March
                               1992. He became a director of the Company in January 1995. He is also a member of the Board of Directors of the BNY Hamilton Funds, Inc.


YOSHIAKI SAKAKURA              Mr. Sakakura, 76, previously served as
                               President and Chief Executive Officer of
                               Mitsukoshi Limited from 1986 to 1995 and as its Chairman and Chief Executive Officer from 1995 to 1997. He became a director of the Company in November 1989 and serves on the Compensation and Audit Committees.

WILLIAM A. SHUTZER             Mr. Shutzer, 51, is Executive Vice President of
                               Furman Selz LLC and is a member of its Board of Directors. He previously served as a Managing
                               Director of Lehman Brothers and its
                               predecessors from 1978 to 1994. He was elected a director of the Company in 1984 and serves as Chairman of the Audit Committee and as a member of the Nominating Committee and of the Compensation Committee and its Stock Option
                               Subcommittee. Mr. Shutzer is also a member of the Board of Directors of The Fortress Group.


GERALDINE STUTZ                Ms. Stutz, 69, has been the principal partner
                               of Panache Productions since 1993. She was previously the Publisher of Panache Press at Random House Inc. and the President of Henri
                               Bendel, the New York specialty store. She became a director of the Company in July 1987.
                               She chairs the Nominating Committee and serves on the Compensation Committee and its Stock
                               Option Subcommittee. Ms. Stutz is also a member of the Board of Directors of Jones New York.


The Company has an Audit Committee, a Compensation Committee, a Stock Option Subcommittee and a Nominating Committee.

Under its charter, the Audit Committee's responsibilities include reviewing the adequacy of the Company's system of internal financial controls, recommending to the Board of Directors the appointment of independent accountants and evaluating their proposed audit scope, performance and fee arrangement, conducting a post-audit review of the Company's financial statements and audit findings in advance of publication, and reviewing in advance proposed changes in the Company's accounting methods.

The functions performed by the Compensation Committee include the approval of remuneration arrangements for executive officers and approval of compensation plans in which officers and employees are eligible to participate. See "Compensation Committee Report on Executive Compensation" below.

The Stock Option Subcommittee, a subcommittee of the Compensation Committee, determines the grant of options and other matters under the Company's 1986 Stock Option Plan. If the 1998

Employee Incentive Plan is approved by the stockholders (see Item III below), the Stock Option Subcommittee will perform the same function under that plan.

The role of the Nominating Committee is to recommend to the Board of Directors policies on the composition of the Board of Directors, criteria for the selection of nominees for election to the Board of Directors, nominees to fill vacancies on the Board of Directors and nominees for election to the Board of Directors. The Nominating Committee will consider stockholders' recommendations for directors sent to the Nominating Committee, c/o Mr. Patrick B. Dorsey, Secretary, Tiffany & Co., 727 Fifth Avenue, New York, New York 10022.

During fiscal 1997, there were eight meetings of the Board of Directors, two meetings of the Compensation Committee, six meetings of the Stock Option Subcommittee, three meetings of the Audit Committee and one meeting of the Nominating Committee. All incumbent directors, except Mr. Sakakura, attended at least 75% of the total number of meetings held during the fiscal year of the Board and of the committees on which they respectively serve.


SECURITY OWNERSHIP

The following persons were known to the Company to be beneficial owners as of March 25, 1998, of more than five percent of the Company's Common Stock. The table is based on reports filed by such persons with the Securities and Exchange Commission ("SEC") and on other information available to the Company.

Name and Address                                     Amount and                Percent
      of                                        Nature of Beneficial             of
Beneficial Owner                                      Ownership                 Class
----------------                                --------------------          ---------
Mitsukoshi Limited                                   4,270,000   (1)            12.1
      4-1 Nihombashi Muromachi
      Tokyo, Japan

The Equitable Companies Incorporated
      1290 Avenue of the Americas
      New York, New York  10104                      2,091,250   (2)             5.9

-------------------------

(1) The beneficial owner has sole voting power and sole dispositive power with respect to all of the shares.

(2) Represents 2,062,400 shares held by Alliance Capital Management L.P. ("Alliance Capital") for investment purposes on behalf of client discretionary investment advisory accounts and 28,850 shares held by Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") for investment purposes. Alliance Capital and DLJ are subsidiaries of The Equitable Companies Incorporated ("Equitable Companies"). Under applicable rules and regulations of the SEC, Equitable Companies is deemed to be the beneficial owner of such shares and to have sole voting power with respect to 35,200 shares and sole dispositive power with respect to 2,062,500 shares.

Information, as supplied to the Company by executive officers and directors, with respect to the beneficial ownership of the Company's Common Stock by each director, the Chief Executive Officer (the "CEO"), the four most highly compensated executive officers other than the CEO and all executive officers and directors as a group as of March 25, 1998, is set forth in tabular form below. Unless otherwise noted in the footnotes following the table, each individual had sole voting and investment power over the shares of Common Stock shown as beneficially owned.

                                                   Amount and              Percent
                                              Nature of Beneficial           of
Name                                               Ownership                Class (1)
----                                          --------------------         ---------
DIRECTORS:
William R. Chaney (CEO)                            585,500 (2)               1.7
Rose Marie Bravo                                         0                    *
Samuel L. Hayes III                                 73,746 (3)(4)             *
Michael J. Kowalski (Executive Officer)            164,250 (5)                *
Charles K. Marquis                                  45,899 (3)                *
James E. Quinn (Executive Officer)                  78,782 (6)                *
Yoshiaki Sakakura                                      846 (7)                *
William A. Shutzer                                  54,199 (3)(8)             *
Geraldine Stutz                                     46,399 (3)                *

EXECUTIVE OFFICERS:
Jeanne B. Daniel (9)                                 1,135 (10)               *
James N. Fernandez                                  20,932 (11)               *

ALL EXECUTIVE OFFICERS
AND DIRECTORS AS A GROUP:                        1,334,194 (12)              3.8

-------------------------

(1) An asterisk (*) is used to indicate less than 1% of the class outstanding.

(2) Includes 190,000 shares issuable upon the exercise of stock options which are currently exercisable or which become exercisable within sixty days of March 25, 1998 (in either case, "Vested Stock Options") and 64,500 shares held by Mr. Chaney's wife.

(3)      Includes 27,899 shares issuable upon the exercise of Vested Stock
         Options.

(4) Includes 44,500 shares held in trust for the benefit of minor children of Prof. Hayes, Barbara L. Hayes (spouse) as trustee; 506 shares held in trust for the benefit of brother of Prof. Hayes, Prof. Hayes as trustee; and 800 shares held by his wife.

(5)      Includes 138,250 shares issuable upon the exercise of Vested Stock
         Options.

(6) Includes 74,750 shares issuable upon the exercise of Vested Stock Options; 32 shares credited to Mr. Quinn's account under the Company's Employee Profit Sharing and Retirement Savings Plan ("ESOP/401(k) Plan") and 4,000 shares held by Mr. Quinn's spouse.

(7)      Represents shares issuable upon the exercise of Vested Stock Options.

(8) Includes 24,000 shares held by Mr. Shutzer's minor children and 1,300 shares held in trust for Mr. Shutzer's children.

(9) Mrs. Daniel resigned from the Company, effective February 2, 1998. Nevertheless, because Mrs. Daniel was an executive officer of the Company throughout fiscal 1997, the Company is required by the rules and regulations of the SEC to provide the information concerning Mrs. Daniel set forth in this table and elsewhere in this Proxy Statement.

(10) Includes 257 shares held in a custodial IRA and 72 shares credited to Mrs. Daniel's account under the ESOP/401(k) Plan.

(11) Includes 18,500 shares issuable upon the exercise of Vested Stock Options and 32 shares credited to Mr. Fernandez's account under the Company's Employee Profit Sharing and Retirement Savings Plan ("ESOP/401(k) Plan").

(12) Includes 646,442 shares issuable upon the exercise of Vested Stock Options and 213 shares held in the ESOP/401(k) Plan.



SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange by a specified date. Executive officers, directors and greater-than-ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms and any amendments thereto received by it, or written representations from certain reporting persons that no SEC Forms 5 were required for those persons, the Company believes that, during and with respect to the period February 1, 1997 to January 31, 1998, all filing requirements applicable to its executive officers and directors, and greater-than-ten-percent beneficial owners, were satisfied, except as follows: Geraldine Stutz, a director of the Company, inadvertently failed to file a Form 4 reporting the purchase of 1,000 shares of the Company's Common Stock in November 1997 by an IRA account and a Form 4 reporting the sale of 500 shares of the Company's Common Stock in December 1997 by a not-for-profit corporation. Upon her discovery of these omissions, the transactions were reported on an amended Form 5 for fiscal 1997. Prof. Samuel L. Hayes III, a director of the Company, inadvertently failed to file a Form 4 reporting the sale of 1,800 shares of the Company's Common Stock in March 1997 by a trust. Upon his discovery of this omission, the transaction was reported on an amended Form 5 for fiscal 1997.


COMPENSATION OF THE CEO AND OTHER EXECUTIVE OFFICERS

The following table sets forth information concerning cash and other compensation paid or accrued by the Company during fiscal years 1997, 1996 and 1995 to or for the CEO and each of the four (4) highest paid executive officers of the Company (other than the CEO):

                           SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                                Annual Compensation            Compensation
                                             ------------------------       ------------------

                                                                           Number of Securities
Name and                                                                    Underlying Options/     All Other
Principal Position                Year         Salary          Bonus         SARs Granted (1)     Compensation
----------------                 ------      ----------     ----------     --------------------   --------------
William R. Chaney                 1997        $556,962      $484,000          50,000 shares        $180,018 (2)
  Chairman of the                 1996        $522,248      $540,000          30,000 shares        $138,650 (3)
  Board and CEO                   1995        $500,672      $460,000          25,000 shares        $149,693 (4)

Michael J. Kowalski               1997        $387,572      $209,000          35,000 shares         $50,647 (5)
  President and Chief             1996        $352,896      $222,750          25,000 shares         $28,950 (6)
  Operating Officer               1995        $282,125      $145,000          25,000 shares         $29,553 (7)

James E. Quinn                    1997        $328,347      $161,000          25,000 shares         $43,049 (8)
  Vice Chairman                   1996        $315,209      $182,250          15,000 shares         $26,231 (9)
                                  1995        $261,028      $135,000          15,000 shares         $27,356 (10)

Jeanne B. Daniel                  1997        $286,824      $132,000               0 shares          $2,160 (11)
  Executive Vice President        1996        $250,748      $116,000          15,000 shares          $1,654 (11)
                                  1995        $200,902       $69,000          10,000 shares          $1,314 (11)

James N. Fernandez                1997        $264,845      $106,000          20,000 shares         $30,940 (12)
  Executive Vice President        1996        $231,761      $106,500          10,000 shares         $23,087 (13)
  and Chief Financial Officer     1995        $190,353       $66,000          10,000 shares         $23,936 (14)

-------------------------

(1) For comparison purposes, options granted in 1995 have not been adjusted in this table to reflect the Company's July 1996 two-for-one stock split.

(2) Represents $100,000 contributed to Mr. Chaney's deferred compensation account (see related discussion under "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" below), $77,858 attributable to split-dollar life insurance premiums and $2,160 attributable to premiums for executive long-term disability insurance.

(3) Represents $100,000 contributed to Mr. Chaney's deferred compensation account, $36,490 attributable to split-dollar life insurance premiums and $2,160 attributable to premiums for executive long-term disability insurance.

(4) Represents $100,000 contributed to Mr. Chaney's deferred compensation account, $45,512 attributable to split-dollar life insurance premiums and $4,181 attributable to premiums for executive long-term disability insurance.

(5) Represents $48,487 attributable to split-dollar life insurance premiums and $2,160 attributable to premiums for executive long-term disability insurance.

(6) Represents $26,935 attributable to split-dollar life insurance premiums and $2,015 attributable to premiums for executive long-term disability insurance.

(7) Represents $27,627 attributable to split-dollar life insurance premiums and $1,926 attributable to premiums for executive long-term disability insurance.

(8) Represents $40,889 attributable to split-dollar life insurance premiums and $2,160 attributable to premiums for executive long-term disability insurance.

(9) Represents $24,216 attributable to split-dollar life insurance premiums and $2,015 attributable to premiums for executive long-term disability insurance.

(10) Represents $25,574 attributable to split-dollar life insurance premiums and $1,782 attributable to premiums for executive long-term disability insurance.

(11)     Represents premiums for executive long-term disability insurance.

(12) Represents $28,840 attributable to split-dollar life insurance premiums and $2,100 attributable to premiums for executive long-term disability insurance.

(13) Represents $21,550 attributable to split-dollar life insurance premiums and $1,537 attributable to premiums for executive long-term disability insurance.

(14) Represents $22,671 attributable to split-dollar life insurance premiums and $1,265 attributable to premiums for executive long-term disability insurance.


The following table sets forth information with respect to options to purchase the Company's Common Stock granted during fiscal year 1997 to the CEO and each of the four (4) highest paid executive officers of the Company (other than the CEO):


                        OPTION GRANTS IN FISCAL YEAR 1997

                                                Percent of
                                               Total Options
                                              Granted to all
                                               Employees in         Per
                                                  Fiscal           Share
                                Options            Year          Exercise        Expiration         Grant Date
Name                          Granted (1)          1997            Price            Date         Present Value (2)
--------                     ------------          -----         --------         ---------      --------------
William R. Chaney             50,000 shares         8.0          $37.9375          1/14/2009        $523,500
Michael J. Kowalski           35,000 shares         5.7          $37.9375          1/14/2009        $366,450
James E. Quinn                25,000 shares         4.0          $37.9375          1/14/2009        $261,750
James N. Fernandez            20,000 shares         3.2          $37.9375          1/14/2009        $209,400

-------------------------

(1) All options were granted under the Company's 1986 Stock Option Plan (the "1986 Plan"). The exercise price per share of Common Stock under each option granted pursuant to the 1986 Plan is 100% of the fair market value per share of Common Stock on the date of grant. Options granted under the 1986 Plan are exercisable in four equal installments, with the first installment becoming exercisable on the first anniversary of the grant date and the three remaining installments becoming exercisable on subsequent consecutive anniversaries of the grant date. The exercise price of an option must be paid in full on exercise of the option to the Company or, if authorized by the Committee, by delivery of shares of the Common Stock in payment of such price. If the employment of the holder of an option terminates by reason of his or her disability or retirement pursuant to the Company's retirement practice, his or her option may be exercised at any time within 12 months after the date of such termination but in no event later than the expiration date of the option. In the event of the death of such an optionee while employed, the person or persons to whom his or her rights pass by will or the laws of descent and distribution may exercise the option within 12 months after his or her death but in no event later than the expiration date of the option. In all other cases of termination of employment, the option expires three months following termination of the optionee's employment but in no event later than the ordinary expiration date of the option. Notwithstanding the foregoing, no option may be exercised more than eleven years after the date of grant or after termination of the optionee's employment, except to the extent it was exercisable at the date of termination. Options granted under the 1986 Plan are subject to early exercise and termination under certain circumstances. Such circumstances include the dissolution or liquidation of the Company, a reorganization, merger or consolidation of the Company, and the acquisition of substantially all of the property or more than eighty percent (80%) of the then outstanding stock of the Company by another corporation. In addition, upon the occurrence of a Change in Control of the Company (see "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" below), any time periods relating to the exercise of any stock option granted under the 1986 Plan will be accelerated so that such options, including any unmatured installments thereof, may be immediately exercised in full. In general, options are non-transferable otherwise than by will or the laws of descent and distribution and, during the participant's lifetime, are exercisable only by him or her; however, the Stock Option Subcommittee may, in its discretion, authorize all or a portion of options granted to a participant to be on terms which permit, subject to certain conditions, the transfer of such options by the participant to his or her spouse, children or grandchildren or to a trust for such persons. All options granted to executive officers of the Company in fiscal 1997 are so transferable. Options may not be otherwise assigned or subjected to any encumbrance, pledge or charge of any nature.

(2) The amounts stated are hypothetical values calculated under the Black-Scholes model, a mathematical formula used to value options traded on stock exchanges. This formula considers a number of factors in estimating an option's present value, including the stock's volatility rate (21.5%), expected term (5 years), interest rate (5.5%) and dividend yield (0.8%). The actual value, if any, that the executive officer will realize from these options will depend solely on the increase of the stock price over the $37.9375 per share exercise price when the options are exercised.




The following table sets forth information with respect to options to purchase the Company's Common Stock exercised during fiscal year 1997 by the CEO and each of the four (4) highest paid executive officers of the Company (other than the CEO) and the fiscal year end value of any unexercised options held by such officers:

                 AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1997
                        AND FISCAL YEAR-END OPTION VALUES

                                                               Number of                       Value of
                                                          Unexercised Options            In-The-Money Options
                           Shares                         at Fiscal Year-End              at Fiscal Year-End
                          Acquired          Value
Name                     on Exercise      Realized     Exercisable/Unexercisable       Exercisable/Unexercisable
--------------             -------         ------      -------------------------      --------------------------
William R. Chaney           60,000      $1,952,236        270,000  / 110,000          $6,789,349  / $1,324,609
Michael J. Kowalski         20,000        $798,124        138,250  /  83,750          $3,547,513  /   $968,359
James E. Quinn              11,000        $311,969         74,750  /  56,250          $1,753,463  /   $668,828
Jeanne B. Daniel             1,800         $51,694         30,950  /  24,250            $660,065  /   $345,203
James N. Fernandez          25,000        $601,860         18,500  /  39,500            $357,276  /   $429,719

---------------------------------


PENSION PLAN AND SUPPLEMENTAL RETIREMENT INCOME PLAN

The following table sets forth the estimated combined annual benefits payable on retirement to participants under Tiffany's Pension Plan and its Supplemental Retirement Income Plan ("SRIP"):


                               PENSION PLAN TABLE

                                 Annual Total Benefit for Years of Service
                       ------------------------------------------------------------
Ending
Remuneration
(Per Annum)           15              20              25             30             35
-------------      --------        --------        --------       --------       --------
$125,000           $22,800          $30,400        $39,400        $50,600         $53,200
$150,000           $27,800          $37,200        $50,600        $64,000         $64,900
$175,000           $31,200          $46,100        $61,700        $77,400         $77,400
$200,000           $37,200          $55,000        $72,900        $90,800         $90,800
$225,000           $43,900          $64,000        $84,100       $104,200        $104,200
$250,000           $50,600          $72,900        $95,200       $117,600        $117,600
$300,000           $64,000          $90,800       $117,600       $144,300        $144,300
$400,000           $90,800         $126,500       $162,200       $197,900        $197,900
$450,000          $104,200         $144,300       $184,500       $224,700        $224,700
$500,000          $117,600         $162,200       $206,900       $251,500        $251,500
$600,000          $144,300         $197,900       $251,500       $305,100        $305,100
$700,000          $171,100         $233,600       $296,200       $358,700        $358,700
$800,000          $197,900         $269,400       $340,800       $412,300        $412,300

The above table assumes (i) current retirement at age 65 on January 31, 1998,
(ii) that the current benefit formulas under both the Pension Plan and the SRIP had always been in effect and applied throughout the period of employment, (iii) that salary had increased at a rate of 6% per annum throughout the period of employment and (iv) that Social Security benefits of $16,400 per annum, the maximum current benefit under Title II of the Federal Social Security Act, have been offset as provided in the SRIP. In general, compensation reported in the Summary Compensation Table as "Salary" and "Bonus" is compensation for purposes of the Pension Plan and the SRIP; amounts attributable to the exercise of stock options are not included. Benefits under both the Pension Plan and the SRIP are based upon the average compensation of the five highest paid plan years (January 1 to December 31) during a participant's last 10 plan years of service ("Average Final Compensation"). Benefits provided by the Pension Plan are not subject to deduction for Social Security or any other offset. Benefits provided under the SRIP are subject to offset for benefits payable under the Pension Plan and under Social Security.

Mr. Chaney is not eligible to participate in either the Pension Plan or the SRIP. At January 31, 1998, the current years of creditable service for Mr. Kowalski, Mr. Quinn, Mrs. Daniel and Mr. Fernandez were 19, 11, 11 and 19, respectively. As of the end of the last plan year (December 31, 1997), Average Final Compensation for each of the named executive officers participating in the Pension Plan and SRIP was as follows: Mr. Kowalski - $399,869; Mr. Quinn - $356,359; Mrs. Daniel - $267,344; and Mr. Fernandez - $258,284.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

As indicated above, Mr. Chaney is not eligible to participate in either the Pension Plan or the SRIP. In lieu thereof, Tiffany credits to an account in his favor $25,000 per calendar quarter, plus accrued interest at a prime rate, under the terms of a deferred compensation agreement entered into with Mr. Chaney in December 1989. This account is maintained on the books of Tiffany as a liability to Mr. Chaney in each year in which the agreement is in effect, beginning with the fourth quarter of 1989. In the event that Mr. Chaney should die while employed by Tiffany, a lump sum distribution of amounts credited to his account will be paid to his estate or, if named, his beneficiary. If his employment with Tiffany should terminate for any other reason, a monthly annuity will be paid to him during his lifetime calculated as the monthly payment necessary to amortize the balance of the account, as determined by application of an annual discount rate of 8% to the value of the account as of the date of such termination (the "Lump Sum Value") over his life expectancy as of such date; upon his death, any excess of the Lump Sum Value over the amount of annuity payments actually made will be paid to Mr. Chaney's estate or, if named, his beneficiary. The agreement is terminable by Tiffany in respect of future credits upon 90 days' written notice to Mr. Chaney.

In the event of a Change in Control of the Company, (i) all options granted under the 1986 Stock Option Plan become exercisable in full and (ii) benefits under the SRIP become vested and payable at retirement age, but only if at the time of such Change in Control benefits are also vested under the Pension Plan. Ordinarily, benefits under the SRIP become payable only if the participant retires from Tiffany and has at least 10 years of service at retirement.

In addition, under split-dollar life insurance agreements entered into by Tiffany with certain of the executive officers, including Messrs. Chaney, Kowalski, Quinn, and Fernandez, Tiffany will lose the right, in the event of a Change in Control of the Company, to unilaterally terminate such agreements and will remain bound to pay premiums on policies insuring the lives of such officers in order that the cash value accruing under such policies will be, at the time of the established maturity date of each agreement (generally age 65, but age 75 in the case of Mr. Chaney), sufficient to repay Tiffany for the premiums it has paid on behalf of the executive and so that the policy will continue, without payment of further premiums, with a reduced death benefit equivalent to twice the executive's average annual compensation from salary and bonuses for the last three consecutive calendar years prior to termination of employment.

A "Change in Control of the Company" as used above is deemed to have occurred if: (i) any person or group of persons acting in concert acquires thirty-five percent (35%) in voting power or amount of the equity securities of the Company (including the acquisition of any right, option, warrant or other right to obtain such voting power or amount, whether or not presently exercisable) unless such acquisition is authorized or approved by the Board of Directors of the Company; (ii) individuals who constituted the Board of Directors of the Company on January 21, 1988 (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board of Directors, provided that any individual becoming a director subsequent to January 21, 1988, whose election or nomination for election by the Company's stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director) will be, for the purposes of this clause (ii), considered as though such individual were a member of the Incumbent Board; or (iii) any other circumstance with respect to a change in control of the Company occurs which the Committee deems to be a Change in Control of the Company. As used herein, the word "person" means an individual or an entity.


COMPENSATION OF DIRECTORS

Directors who are not employees of the Company or its subsidiaries are paid an annual retainer of $35,000 (payable in four quarterly installments or as otherwise provided in the 1988 Director Stock Option Plan, as described below), an incremental annual retainer of $2,500 for each chairperson of the Compensation, Audit and Nominating Committees, respectively (payable in cash in January of each year), a per-meeting-attended fee of $1,800 for meetings attended in person (except with respect to Committee or Subcommittee meetings which occur on the same day as a meeting of the full Board of Directors), and a fee of $500 for each telephonic meeting in which the director participates. Directors are also reimbursed for expenses incurred in attending Board and Committee meetings, including expenses for travel, food and lodging.

In the past, non-employee directors could elect to receive all or 50% of their annual retainer in the form of stock options granted under the 1988 Director Option Plan (the "1988 Plan"). That choice is no longer available as the 1988 Plan has expired.

However, a new stock option plan for directors has been established, pending approval of the Company's stockholders. See Item II below, Approval of the 1998 Directors Option Plan.

Because options were granted under the 1988 Plan to directors during fiscal 1997, a summary of the basic terms and conditions of the 1988 Plan is provided below.

Options under the 1988 Plan are granted automatically on the tenth business day in January of each year to any eligible director who, subsequent to May 31st and on or prior to June 30th of the year prior to the year in which said grant date occurs, files with the Company an irrevocable election to receive a stock option in lieu of all or fifty percent (50%) of the retainer to be earned in the calendar year in which the grant date occurs (the "Plan Year"). The number of shares subject to an option granted to an eligible director is equal to the nearest number of whole shares equivalent to the director's Annual Retainer divided by one-half of the mean of the highest and lowest quoted selling price for the Company's Common Stock on the grant date as reported on the New York Stock Exchange Composite Tape. "Annual Retainer" is defined as the cash amount which the director could have elected to receive for serving as a director during the year of the grant, but does not include fees to be paid on a per-meeting-attended basis or fees, if any, to be paid for attendance at Board committee meetings or for any other services provided or to be provided to the Company. Options granted under the 1988 Plan may be exercised at a per-share exercise price equal to one-half of the fair market value of a share of the Company's Common Stock on the grant date. Fair market value is determined by reference to the mean of the highest and lowest quoted selling prices as reported on the Composite Tape.

Generally, options granted under the 1988 Plan are non-transferable otherwise than by will or by the laws of descent and distribution and may be exercised during the optionee's lifetime only by the optionee. However, such options may be transferred by the optionee to his or her spouse, children or grandchildren or to a trust for such persons, provided certain conditions are met in respect of such transfer. Subject to limited exceptions as hereinafter described, no option may be exercised less than one year or more than 15 years from the grant date. Options become exercisable in full on the first anniversary of their grant date or, if earlier, upon the retirement of the optionee because of age or because of total and permanent disability, upon the death of an optionee or upon the resignation of a director following a change in control of the Company. Options lapse and become unexercisable in proportion to the portion of the Plan Year not served if the participating director ceases to be a director before the conclusion of the Plan Year except in the event of retirement, death or resignation described above.

Directors with five or more years of service who are not employees of the Company or its subsidiaries when they retire are also entitled to receive an annual retirement benefit equal to the annual retainer in effect during the year in which they retire. Subject to adjustment for partial years served, this benefit is payable quarterly and continues for a period of time equal to the director's length of service on the Board. As indicated above, Messrs. Chaney, Kowalski and Quinn, each of whom is also an executive officer of the Company, receive no separate compensation for their service as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following directors served as members of the Compensation Committee during the fiscal year ended January 31, 1998: Ms. Bravo, Professor Hayes, Messrs. Marquis, Sakakura and Shutzer and Ms. Stutz. None of the members of the Compensation Committee was, at any time either during or before such fiscal year, an employee of the Company or any of its direct or indirect subsidiary companies.

Mr. Marquis, a director of the Company, is a partner in the law firm of Gibson, Dunn & Crutcher which has performed services for the Company and Tiffany.

Mr. Sakakura, a director of the Company, was, from 1995 to 1997, Chairman and Chief Executive Officer of Mitsukoshi Limited ("Mitsukoshi"), a Japanese retailing group which owns approximately 12% of the Company's Common Stock and with which the Company's affiliates have substantial commercial relations.

In fiscal 1997, Mitsukoshi purchased approximately $14.7 million of merchandise from Tiffany and other Company affiliates, accounting for roughly 1.4% of the Company's worldwide net sales.

Pursuant to an arrangement established in fiscal 1993, Mitsukoshi provides the Company with retail space for TIFFANY & CO. boutiques in its stores and certain services and is paid approximately 27% of the Company's net sales in such boutiques as compensation, plus 5% of the amount by which boutique sales increase year-to-year, calculated on a per-boutique basis.

Under a cooperative arrangement entered into in February 1996, an affiliate of the Company operates a stand-alone TIFFANY & CO. store in premises subleased to Mitsukoshi. In exchange for services provided in connection with the operation of such store, Mitsukoshi realizes approximately 8.3% of net sales made therein.

On February 2, 1998, Tiffany purchased, as a going concern, the TIFFANY & CO. business operated in Honolulu, Hawaii, by an affiliate of Mitsukoshi under agreement with Tiffany. The transaction was structured as a purchase of assets. Tiffany paid a cash price of $8.15 million and agreed to make additional payments equal to 3.75% of certain sales made by Tiffany on the island of Oahu after the date of the purchase and through January 31, 2003.

In fiscal 1997, total fees paid to Mitsukoshi under the arrangements described above amounted to approximately $50.3 million.

Under separate agreements, Mitsukoshi operates a FARAONE boutique in a Mitsukoshi store in Tokyo, a TIFFANY & CO. boutique in its department store in Taipei and a TIFFANY & CO. boutique on the island of Guam. Tiffany sells merchandise to Mitsukoshi on a wholesale basis for resale in these boutiques.

Because the continued participation of Mr. Sakakura on the Board of Directors is deemed uniquely important to the Company, the Board of Directors has, in his respect, waived the provisions of the

By-laws providing for retirement at the age of 72.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is the Compensation Committee's report on executive compensation for fiscal year 1998:

         The Committee's overall compensation policy is to provide a reward structure that will (i) motivate the officers to assist the Company's achievement of its strategic and financial goals, (ii) retain and attract competent personnel and (iii) link the interests of management with those of the stockholders through stock-based compensation.

         (i) Cash Bonuses

         Target bonuses for each executive officer are established by the Committee each January in respect of the fiscal year that will begin on the first day of February. In general, the Committee intends that an individual bonus equal to or in excess of the target be paid if the Company achieves its business plan and if the individual officer's personal and/or business unit performance meets or exceeds expectations. If the Company fails to achieve its business plan, or if the individual's personal and/or business unit performance fails to meet expectations, the bonus is reduced or eliminated. However, in order that the entire bonus payable to Mr. Chaney be deductible under the provisions of Section 162(m) of the Internal Revenue Code (see below), Mr. Chaney's bonus for fiscal 1998, if any, will be determined solely on the basis of the increase or decrease in the Company's consolidated net earnings, unless the stockholders fail to approve the 1998 Employee Incentive Plan (see Item III below), in which case the established bonus arrangements will prevail.

         In establishing target bonuses, the Committee believes that the portion of an officer's compensation that is "at risk" (subject to adjustment for corporate and/or individual performance factors) should vary proportionally to the amount of responsibility the officer bears for the Company's success. In keeping with that philosophy, Mr. Chaney's target bonus for fiscal 1997 represented 80% of his base salary. Target bonuses for the other executive officers for fiscal year 1997 ranged from 30% to 50% of salary and averaged approximately 35% of salary. For fiscal year 1998, target bonuses for such executive officers were established to range from 30% to 50% of salary and to average approximately 34% of salary.

         The actual bonus paid to each executive officer for fiscal 1997 was determined by the Committee in January of 1998. At that time, the

         Committee compared the Company's projected fiscal 1997 performance to its business and strategic plans, and the performance of each executive officer (other than of Mr. Chaney himself) was evaluated for the Committee by Mr. Chaney. Mr. Kowalski also contributed to these evaluations (other than with respect to himself and Mr. Chaney). Bonuses actually awarded to executive officers averaged 110% of the target amounts. The actual bonus paid to Mr. Chaney for fiscal year 1997 was $484,000, 110% of his targeted bonus. The Committee applied subjective as well as objective factors in determining Mr. Chaney's bonus compensation. The Committee believes Mr. Chaney's leadership skills and business acumen, both subjective factors, favorably affect all key aspects of the Company's business, including the development and refinement of the Company's long-term strategic goals and the development and motivation of management personnel. The Committee considered the following measures of the Company's financial performance for the purpose of determining Mr. Chaney's bonus, in each case in comparison to fiscal 1996 results and to the Company's financial plan for fiscal 1997 and based upon forecasted results: sales; earnings per share; gross profit margin; total operating expenses (inclusive and exclusive of currency translation adjustments), controllable expenses and expenses as a percent of sales; operating profit and operating margin; pre-tax profit and pre-tax margin; net income and net income margin; inventory levels and inventory turn; capital expenditures; total accounts receivable and accounts receivable turn; cash flow, net borrowings, debt leverage and debt leverage reduced by cash on hand; and total staffing levels. Bonuses to the other executive officers were determined by the Committee based on the same measures of corporate financial performance, the performance evaluations provided by Messrs. Chaney and Kowalski, consideration of individual contributions and, where applicable, the results of any business unit for which the officer was responsible. Subjective factors also played a role in the determination of the bonus amount for each of the executive officers, including the subjective judgments of Mr. Chaney and Mr. Kowalski and the members of the Committee concerning the officer's leadership and development of creative business opportunities.

         (ii)  Salaries and Benefits

         The Committee believes that the base salaries and the health, life insurance and pension benefits which the Company provides to its executive officers, when coupled with the opportunity to earn bonuses and participate in the growth of the Company through stock options, are competitive with those generally offered by comparable retailers and direct marketing organizations, and enable the Company to retain and attract competent management personnel. In assessing the competitiveness of the compensation offered to the Company's executive officers, the Committee reviewed an analysis prepared by a nationally recognized compensation consulting firm. That analysis included data concerning compensation provided by companies in the Peer Company Group included in the performance graph set forth below; compensation data available from other publicly traded retail companies; survey data for companies of comparable size and, where available, in comparable businesses. Data from companies other than those included in the Peer Company Group were reviewed, including firms much larger than the Company, because the Committee believes that a competitive market for the services of retail executives exists, even among firms that are not peers of the Company or that operate in a different line of business. In aggregate, the annual cash compensation levels of the Company's executive officers are competitive with the fiftieth percentile of a retail comparison group recommended by said compensation consulting firm. That comparison group consists of 20 companies, including 14 public companies, with annual revenues ranging from $575 million to $2.4 billion and median revenues of $1 billion. Executive salaries are reviewed by the Committee in January of each year and typically are adjusted on the basis of merit and relevant competitive factors.

         (iii)  Stock Options

         Options to purchase the Common Stock of the Company are typically granted to executive officers in January of each year, and may be exercised, when vested, to purchase Common Stock at its fair market value as of the date of the option grant. Options vest and become exercisable in four equal annual installments beginning with the first anniversary of the grant date; non-vested installments are forfeited if the option holder leaves the Company. Options expire 11 years from the grant date. If the 1988 Employee Incentive Plan is approved by the stockholders at the 1998 Annual Meeting, the Compensation Committee will attain additional flexibility to structure equity-based compensation alternatives for the Company's executive officers (see
         Item III below).

         Option grants are authorized by the Stock Option Subcommittee of the Committee (the "Subcommittee"). The Subcommittee believes that the greater the officer's position and level of responsibility within the Company, the greater the desirability for compensation that is linked to the long-term interests of the stockholders. For that reason, the size of option grants is generally tied to the individual's level of responsibility within the Company. For that same reason, the Subcommittee also reviews the extent of each executive officer's beneficial holdings of the Company's Common Stock, including prior option grants. In determining the size of each option grant the Subcommittee also considers, in certain cases, subjective factors, such as the individual's potential for further growth within the Company and his or her past performance.

         (iv)  Limitation Under Section 162(m) of the Internal Revenue Code

         Section 162(m) of the Internal Revenue Code generally denies a federal income-tax deduction to a publicly-held corporation for compensation in excess of $1 million per year paid to a person who, as of the last day of such corporation's taxable year, was (i) such corporation's chief executive officer or (ii) among the four highest-compensated officers of such corporation for purposes of compensation disclosure under the rules governing solicitation of proxies under the Securities and Exchange Act of 1934 (a "covered executive"). This denial of deduction is subject to an exception for certain "performance-based compensation", including certain stock options, and subject to certain transition provisions. Under regulations adopted under Section 162(m) by the Internal Revenue Service, stock options issued by the Company to date will not be subject to the limitations of Section 162(m) if their exercise results in one of the covered executives receiving compensation in excess of $1 million in any one year. However, the Board of Directors does not believe that it would be in the best interests of the Company to adopt a policy that would preclude compensation arrangements that might in the future be subject to such limitations. If the 1988 Employee Incentive Plan is approved by the stockholders at the 1998 Annual Meeting, the Compensation Committee will attain additional flexibility to structure performance-based compensation alternatives for the Company's executive officers (see
         Item III below) that will not be subject to the limitations of Section 162(m).

                                                 Rose Marie Bravo
                                                 Samuel L. Hayes III
                                                 Charles K. Marquis
                                                 Yoshiaki Sakakura
                                                 William A. Shutzer
                                                 Geraldine Stutz
                                                 Members of the
                                                 Compensation Committee


PERFORMANCE GRAPH

The following graph compares changes in the cumulative total shareholder return on the Company's Common Stock for the previous five fiscal years to returns on the Standard & Poor's 500 Stock Index and a peer group index for the same period. Cumulative shareholder return is defined as changes in the closing price of the Company's Common Stock on the New York Stock Exchange, adjusted to reflect the Company's July 1996 two-for-one stock split, plus the reinvestment of any dividends paid on such stock.

Since 1993 when the performance graph was first included in the Company's Proxy Statement, the Company has used a peer group index comprised of eleven publicly-traded companies whose primary business and industry position were deemed at the time to be comparable to that of Tiffany & Co. However, because five years have passed since that index was established, the Company decided, for this year's Proxy Statement, to re-evaluate its selection of peer group companies in order to ensure that all of the companies in the index still met the foregoing criteria.

As a result of that process, the Company has replaced some of the companies in the original peer group. The new peer group is believed to provide a more accurate representation of comparable businesses in the retail industry.

For purposes of comparison, a complete description of each peer group is provided in the notes below. In addition, the performance of both the old and the new peer group indices appear in the graph as indicated.


              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
                TIFFANY & CO., S&P 500 INDEX AND PEER GROUP INDEX



                          1/31/93  1/31/94   1/31/95   1/31/96   1/31/97   1/31/98
Tiffany & Co.            $100.00   $ 91.19   $ 91.53   $175.32   $237.92   $248.18
Standard & Poors 500     $100.00   $113.14   $113.80   $157.75   $199.67   $253.56
Peer Group - New         $100.00   $ 94.34   $100.07   $109.40   $132.50   $134.06
Peer Group - Old         $100.00   $107.62   $ 97.91   $101.13   $108.10   $133.16

ASSUMES AN INVESTMENT OF $100 ON JANUARY 31, 1993 IN TIFFANY & CO. COMMON STOCK AND EACH OF THE THREE INDICES AND THE REINVESTMENT OF ANY SUBSEQUENT DIVIDENDS

TOTAL RETURNS ARE BASED ON MARKET CAPITALIZATION; INDICES ARE WEIGHTED AT THE BEGINNING OF EACH PERIOD FOR WHICH A RETURN IS INDICATED

OLD PEER GROUP: A.T. Cross Co.; Jostens, Inc.; Lazare Kaplan International Inc.; Little Switzerland, Inc.; The Neiman-Marcus Group, Inc.; Nordstrom, Inc.; Reeds Jewelers, Inc.; Sotheby's Holdings; Spiegel, Inc.; and Williams-Sonoma Inc. (Town & Country Corporation, which in the past has been included in this group, has been deleted as a result of its bankruptcy and subsequent de-listing in November 1997 from the American Stock Exchange.)

NEW PEER GROUP: A.T. Cross Co.; Gucci Group; Jostens, Inc.; Lazare Kaplan International Inc.; The Neiman-Marcus Group, Inc.; Nordstrom, Inc.; Reeds Jewelers, Inc.; Saks Holdings Inc.; Sotheby's Holdings; Williams-Sonoma Inc.; and Zale Corporation.


ITEM II - APPROVAL OF THE 1998 DIRECTORS OPTION PLAN

On March 19, 1998, the Board of Directors adopted, subject to stockholder approval at the 1998 Annual Meeting of Stockholders, the Company's 1998 Directors Option Plan (the "Directors Plan"). The Board of Directors believes that the Directors Plan will advance the interest of the Company by enabling the Company to attract, retain and motivate qualified individuals who are not employees of the Company or any of its subsidiary companies to serve on the Company's Board of Directors and to align the financial interests of such individuals with those of the Company's other stockholders by providing for or increasing the proprietary interest of such individuals in the Company.

This is a summary of the Directors Plan. A copy of the Directors Plan is attached to this Proxy Statement as Appendix A.

Administration of the Directors Plan and Eligible Persons. The Directors Plan will be administered by a committee selected by the Board of Directors and consisting of two or more members of the Board of Directors (the "Committee"). The Committee shall have the authority to, among other items of authority: select from amongst "non-employee directors" those to whom awards under the Directors Plan will be granted; determine the size and type of awards to be granted; and determine the terms and conditions of such awards in a manner consistent with the Directors Plan. The term "non-employee director" means a member of the Company's Board of Directors who is not at the time also an employee of the Company or any of its subsidiary companies.

Number and Identity of Participants and Form of Awards Not Yet Determined. Since the number and identity of participants to whom awards under the Directors Plan may be made, and the form of such awards, are at the discretion of the Committee, and since no decisions have yet been taken by the Committee in that regard, it is not possible at this time to provide specific information as to actual award recipients.

Awards Available under the Directors Plan. Awards granted under the Directors Plan can be in the form of stock options, shares of stock or both.

Options

Stock options may be granted by the Committee in the form of non-qualified stock options ("NQSOs"). The grant of a stock option entitles the holder to purchase a specified number of shares of the Company's Common Stock at an exercise price specified at the time of grant.

Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established from time to time by the Committee, provided that the Committee may not grant an option whose term exceeds 10 years.

The per-share exercise price of each option will be established by the Committee or shall be determined by a formula established by the Committee at the time of grant; except that the exercise price shall not be less than 100% of fair market value as of the "pricing date" unless the participant has agreed to forego all or a portion of his or her annual cash retainer or other fees for service as a director of the Company in exchange for the option. If the participant has so agreed, the difference between (i) the aggregate fair market value of the shares subject to the option as of the pricing date and (ii) the aggregate exercise price for the shares subject to the option shall be equal to the amount of the cash retainer or other fees agreed to be forgone by the participant. Other than for adjustments made to reflect stock splits and other corporate actions (see Shares Subject to Directors Plan and Adjustments Thereto below), the per-share exercise price may not be decreased after grant, and an option may not be surrendered as consideration in exchange for a new option with a lower exercise price. The Directors Plan provides that the pricing date will be the grant date or, if the grant date is not a stock trading date, the most recent stock trading day prior to the grant date.

Stock Awards

A stock award is the grant of shares of the Company's Common Stock or a right to receive such shares, their cash equivalent or a combination of both. Each stock award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

Settlement of Awards, Deferred Settlements and Dividend Equivalents

Subject to the limitations of the Directors Plan, the Committee has the discretion to settle awards thereunder through cash payments, delivery of Common Stock, the grant of replacement awards or any combination thereof. The Committee may in its discretion provide for the deferred delivery of Common Stock upon the exercise of an option or upon the grant of a stock award and evidence such deferral by use of "Stock Units" -- bookkeeping entries equivalent to the fair market value, from time to time, of a specified number of shares of the Company's Common Stock. Stock Units will be settled, in turn, at the end of the applicable deferral period, by delivery of shares of Common Stock or as otherwise determined by the Committee. In structuring awards under the Directors Plan, the Committee has the discretion to provide participants with the right to receive dividends or dividend equivalent payments with respect to the underlying shares of Common Stock.

Duration of the Directors Plan. Subject to approval of the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders, the Directors Plan shall be effective as of May 1, 1998, and shall remain in effect as long as any awards under the Directors Plan are outstanding. However, no award may be granted or otherwise made under the Directors Plan after March 19, 2008.

Shares Subject to Directors Plan and Adjustments Thereto. The number of shares of the Company's Common Stock which may be delivered to participants and their beneficiaries under the Directors Plan shall be 250,000. The total number of shares which may be delivered under the Directors Plan is subject to adjustment if, as a result of a corporate transaction, such as a stock split, stock dividend or distribution, the Company's outstanding shares of Common Stock are increased, decreased, changed or exchanged, or if cash, property, Common Stock or other securities are distributed in respect of such outstanding shares. If such a transaction occurs, the Committee shall make appropriate adjustments in the number and/or type of shares or securities for which awards may thereafter be granted under the Directors Plan and for which awards then outstanding under the Directors Plan may thereafter be exercised. Any such adjustments in outstanding awards shall be made without changing the aggregate exercise price applicable to the unexercised portions of outstanding options. As of March 25, 1998, the market value of one share of the Company's Common Stock, $0.01 par value, was $49.4375, calculated as the mean between the lowest and highest reported sales price of such a share on such date as reported in the New York Stock Exchange Composite Transactions Index.

Limits Under the Directors Plan. Subject to adjustment for corporate transactions, as discussed above, the Directors Plan limits the number of shares of Common Stock that may be awarded to any one participant in any single fiscal year, either as options, stock awards or any combination of options and stock awards, to 5,000 shares.

Payment of Option Exercise Price and Tax Withholding. The Committee may permit the payment of the option exercise price to be made in cash, by the tender of the Company's shares of Common Stock or by irrevocable authorization to a third party to sell shares received upon exercise of the option and remit the exercise price and any tax withholding resulting from the exercise. Before distribution of any shares pursuant to any award under the Directors Plan, the Committee may require the participant to remit funds sufficient for any required tax withholdings or may, in the Committee's discretion, withhold shares to satisfy such tax requirements. All payments made under the Directors Plan may be net of any required tax withholdings.

Amendment of Directors Plan. The Board of Directors may, at any time, amend or terminate the Directors Plan. However, the approval of the Company's stockholders will be required for any amendment which would (i) increase the maximum number of shares that may be delivered to participants under the Directors Plan as described in Shares Subject to Directors Plan and Adjustments Thereto; (ii) increase of the limits described above under Limits Under the Directors Plan; (iii) decrease the minimum exercise price for an option or SAR or permit the surrender of an option or an SAR as consideration in exchange for a new award with a lower exercise price, each as described above under Options; or (iv) increase the maximum term of an option as described above under Options.

Federal Income Tax Consequences of Directors Plan Awards. The Company believes that under present law and regulations the federal income tax treatment of the various awards that may be made under the Directors Plan will be as described below:

NQSOs

The grant of an NQSO will not have any tax consequence to the Company nor to the participant. The exercise of an NQSO will require the participant to include in his or her taxable ordinary income the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of shares acquired upon the option exercise, the participant will recognize long- or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares (the fair market value on the exercise date). The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of his or exercise of an NQSO.

Stock Awards

The grant of a stock award will not have any tax consequence to the Company nor to the participant if, at the time of the grant, the shares provided to the participant are subject to a substantial risk of forfeiture, and provided further that the participant chooses not to elect to recognize income. The participant may, however, elect to recognize taxable ordinary income at the time of grant equal to the fair market value of the stock awarded. Failing such an election, as of the date the shares provided to a participant under a stock award are no longer subject to a substantial risk of forfeiture, the participant will recognize taxable ordinary income equal to the fair market value of the stock. The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of the grant of a stock award.

The Directors Plan is not the exclusive means available to the Company to provide incentive compensation to its non-employee directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


ITEM III - APPROVAL OF THE 1998 EMPLOYEE INCENTIVE PLAN

On March 19, 1998, the Board of Directors adopted, subject to stockholder approval at the 1998 Annual Meeting of Stockholders, the Company's 1998 Employee Incentive Plan (the "Employee Plan"). The Board of Directors believes that the Employee Plan will provide flexibility to structure competitive compensation programs that can be used to retain and attract employees for the Company and its subsidiaries, motivate Employee Plan participants to achieve the Company's operating and strategic goals and further link the interests of participants with those of the Company's other stockholders, thereby promoting the long-term financial interests of the

Company and its subsidiaries, including the growth in value of stockholders' equity and the enhancement of long-term returns.

This is a summary of the Employee Plan. A copy of the Employee Plan is attached to this Proxy Statement as Appendix B.

If the Employee Plan is adopted, no additional options for shares will be granted under the Company's 1986 Stock Option Plan, as approved by the stockholders and subsequently amended with stockholder approval (the "1986 Plan"). Instead, shares that are now available for issuance under the 1986 Plan, and shares that might in the future become available for issuance due to forfeitures under the 1986 Plan, will be "rolled over" and available for issuance under the Employee Plan. See Shares Subject to Employee Plan and Adjustments Thereto below.

Administration of the Employee Plan. The Employee Plan will be administered by a committee selected by the Board of Directors and consisting of two or more members of the Board of Directors (the "Committee"). The Committee shall have the authority to, among other items of authority: select employees to whom awards under the Employee Plan will be granted; determine the size and type of awards to be granted; and determine the terms and conditions of such awards in a manner consistent with the Employee Plan.

Number and Identity of Participants and Form of Awards Not Yet Determined. Since the number and identity of participants to whom awards under the Employee Plan may be made, and the form of such awards, are at the discretion of the Committee, and since no decisions have yet been taken by the Committee in that regard, it is not possible at this time to provide specific information as to actual award recipients.

Awards Available under the Employee Plan. Awards granted under the Employee Plan can be in the form of stock options, stock appreciation rights, shares of stock and cash.

Options and SARs

Stock options may be granted by the Committee in the form of non-qualified stock options ("NQSOs") or incentive stock options ("ISOs"). Grants of ISOs must fulfill the requirements applicable to an "incentive stock option" described in
Section 422(b) of the Internal Revenue Code. The grant of a stock option entitles the holder to purchase a specified number of shares of the Company's Common Stock at an exercise price specified at the time of grant. The grant of a stock appreciation right ("SAR") entitles the holder to receive, in cash or in shares of the Company's Common Stock, value equal to all or a portion of the excess the fair market value of a specified number of such shares over an exercise price specified at the time of grant.

Options and SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established from time to time by the Committee, provided that the Committee may not grant an option or SAR whose term exceeds 10 years.

The per-share exercise price of each option or SAR will be established by the Committee or shall be determined by a formula established by the Committee at the time of grant; except that the exercise price shall not be less than 100% of fair market value as of the "pricing date". Other than for adjustments made to reflect stock splits and other corporate actions (see Shares Subject to Employee Plan and Adjustments Thereto below), the per-share exercise price may not be decreased after grant, and neither an option nor an SAR may be surrendered as consideration in exchange for a new option or SAR with a lower exercise price. The Employee Plan provides that the pricing date will be the grant date or, if the grant date is not a trading date, the most recent trading day prior to the grant date. However, in the case of options or SARs awarded a participant not more than 90 days after the date of his or her hiring, promotion or similar action, the Employee Plan permits the Committee to provide that the pricing date may be such prior date. Also, if the option or SAR is granted in tandem with, or in substitution for, an outstanding option or SAR, the Committee may provide that the pricing date is the date of such outstanding award.

Stock Awards

A stock award is the grant of shares of the Company's Common Stock or a right to receive such shares, their cash equivalent or a combination of both. Each stock award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

Cash Incentive Awards

Subject to the applicable terms of the Employee Plan, cash awards may be granted to employees of the Company and its subsidiaries, in such amounts, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Terms of cash awards shall be evidenced by agreement, which may specify performance periods and goals. The Committee has the discretion under the Employee Plan to adjust the determination of the degree of attainment of pre-established performance goals under certain circumstances. Cash awards under the Employee Plan may be supplemental to other cash awards made to employees.

Settlement of Awards, Deferred Settlements and Dividend Equivalents

Subject to the limitations of the Employee Plan, the Committee has the discretion to settle awards thereunder through cash payments, delivery of Common Stock, the grant of replacement awards or any combination thereof. The Committee may in its discretion provide for the deferred delivery of Common Stock upon the exercise of an option or SAR or upon the grant of a stock award and evidence such deferral by use of "Stock Units" -- bookkeeping entries equivalent to the fair market value, from time to time, of a specified number of shares of the Company's Common Stock. Stock Units will be settled, in turn, at the end of the applicable deferral period, by delivery of shares of Common Stock or as otherwise determined by the Committee. In structuring awards under the Employee Plan, the Committee has the discretion to provide participants with the right to receive dividends or dividend equivalent payments with respect to the underlying shares of Common Stock.

Duration of the Employee Plan. Subject to approval of the stockholders of the Company at the Company's 1998 Annual Meeting of Stockholders, the Employee Plan shall be effective as of May 1, 1998, and shall remain in effect as long as any awards are outstanding under the Employee Plan. However, no award may be granted or otherwise made under the Employee Plan after March 19, 2008.

Shares Subject to Employee Plan and Adjustments Thereto. Subject to adjustment, as discussed below, the maximum number of shares of the Company's Common Stock available for delivery to participants under the Employee Plan is 1,750,000. This number of shares consists of the following components: (i) 1,000,000 shares; (ii) up to 475,816 shares available for future awards under the 1986 Plan as of May 1, 1998, (the Board of Directors having resolved that no further options shall be granted under the 1986 Plan if the Employee Plan is so approved); (iii) any shares that are represented by awards granted under the 1986 Plan which are forfeited, expire or are cancelled without delivery or which are forfeited back to the Company under the terms of the 1986 Plan; and (iv) up to 250,000 shares, to the extent authorized by the Board of Directors, which are reacquired by the Company in the open market or in a private transaction after May 1, 1998. However, the aggregate number of shares available for delivery under the Employee Plan in categories (ii) through (iv) above shall be 750,000. The total number of shares which may be delivered under the Employee Plan is subject to adjustment if, as a result of a corporate transaction, such as a stock split, stock dividend or distribution, the Company's outstanding shares of Common Stock are increased, decreased, changed or exchanged, or if cash, property, Common Stock or other securities are distributed in respect of such outstanding shares. If such a transaction occurs, the Committee shall make appropriate adjustments in the number and/or type of shares or securities for which awards may thereafter be granted under the Employee Plan and for which awards then outstanding under the Employee Plan may thereafter be exercised. Any such adjustments in outstanding awards shall be made without changing the aggregate exercise price applicable to the unexercised portions of outstanding options or SARs. As of March 25, 1998, the market value of one share of the Company's Common Stock, $0.01 par value, was $49.4375, calculated as the mean between the lowest and highest reported sales price of such a share on such date as reported in the New York Stock Exchange Composite Transactions Index.

Limits Under the Employee Plan. Subject to adjustment for corporate transactions, as discussed above, the Employee Plan limits the aggregate number of shares that may be issued under ISOs to 250,000 and the aggregate number of shares that may be issued as stock awards to 250,000. Subject to adjustment, as aforesaid, in any fiscal year of the Company, the aggregate number of shares of Common Stock that may be granted to any one participant pursuant to any and all awards under the Employee Plan (including options, SARs and stock grants) shall not exceed 100,000, unless the Committee determines that the award(s) in question to a "covered executive" will not be designed to comply with the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code (see Section 162(m) of the Code below). In any fiscal year of the Company, the maximum aggregate cash payout for cash awards (awards that are neither options, stock grants nor SARs) to a "named executive officer" shall be $2,000,000, unless the Committee determines that the award will not be designed to comply with the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code (see Section 162(m) of the Code below).

Payment of Option Exercise Price and Tax Withholding. The Committee may permit the payment of the option exercise price to be made in cash, by the tender of the Company's shares of Common Stock or by irrevocable authorization to a third party to sell shares received upon exercise of the option and remit the exercise price and any tax withholding resulting from the exercise. Before distribution of any shares pursuant to any award under the Employee Plan, the Committee may require the participant to remit funds sufficient for any required tax withholdings or may, in the Committee's discretion, withhold shares to satisfy such tax requirements. All payments made under the Employee Plan may be net of any required tax withholdings.

Amendment of Employee Plan. The Board of Directors may, at any time, amend or terminate the Employee Plan. However, the approval of the Company's stockholders will be required for any amendment which would (i) increase the maximum number of shares that may be delivered under the Employee Plan as described in Shares Subject to Employee Plan and Adjustment Thereto above; (ii) increase any of the limits described above under Limits Under the Employee Plan; (iii) decrease the minimum exercise price for an option or SAR or permit the surrender of an option or an SAR as consideration in exchange for a new award with a lower exercise price, each as described above under Options and SARs; or (iv) increase the maximum term of an Option or SAR as described above under Options and SARs.

Federal Income Tax Consequences of Employee Plan Awards. The Company believes that under present law and regulations the federal income tax treatment of the various awards that may be made under the Employee Plan will be as described below. In general, the Company's and its subsidiaries' right to claim a deduction is subject to the requirements of Section 162(m) of the Code (see
Section 162(m) of the Code below).

NQSOs

The grant of an NQSO will not have any tax consequence to the Company nor to the participant. The exercise of an NQSO will require the participant to include in his or her taxable ordinary income the amount by which the fair market value of the acquired shares on the exercise date exceeds the option price. Upon a subsequent sale or taxable exchange of shares acquired upon the option exercise, the participant will recognize long- or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares (the fair market value on the exercise date). The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of his or exercise of an NQSO.

ISOs

The grant of an ISO will not have any tax consequence to the Company nor to the participant. The exercise of an ISO will not cause the participant to realize ordinary taxable income nor permit the Company to take a deduction unless the participant disposes of the acquired shares within the later of two years after the grant of the option and one year after the date of the exercise. (However, for purposes of computing the participant's alternative minimum tax liability, the spread between the option price and the stock's fair market value on the date of the

ISO exercise is treated as income.) If the participant fails to achieve that minimum holding period before deposition, the participant will be treated as though he or she had exercised a NQSO for tax purposes and the Company will be treated as though the participant had exercised a NQSO (see NQSOs above). If the participant achieves the minimum holding period, any gain or loss that is realized on the subsequent disposition of such shares will be treated as long-term capital gain or loss.

SARs

The grant of an SAR will not have any tax consequence to the Company nor to the participant. The exercise of an SAR will require the participant to include in his or her taxable ordinary income the amount of any cash received plus the fair market value of any shares issued as the result of the exercise. Upon a subsequent sale or taxable exchange of shares, if any, acquired upon an SAR exercise, the participant will recognize long- or short-term capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares (the fair market value on the exercise date). The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of his or exercise of an SAR.

Stock Awards

The grant of a stock award will not have any tax consequence to the Company nor to the participant if, at the time of the grant, the shares provided to the participant are subject to a substantial risk of forfeiture, and provided further that the participant chooses not to elect to recognize income. The participant may, however, elect to recognize taxable ordinary income at the time of grant equal to the fair market value of the stock awarded. Failing such an election, as of the date the shares provided to a participant under a stock award are no longer subject to a substantial risk of forfeiture, the participant will recognize taxable ordinary income equal to the fair market value of the stock. The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of the grant of an SAR.

Cash Incentive Awards

The participant will recognize taxable ordinary income when he or she is in receipt or constructive receipt of a cash award. The Company will be entitled to a deduction at the same time and in the same amount as the participant is in receipt of income in consequence of the grant of a cash award.

Section 162(m) of the Code

The Company's and its subsidiaries' right to claim a tax deduction with respect to compensation provided under the Employee Plan to the Company's chief executive officer and the four other employees whose compensation is required to be reported to its stockholders under the Securities Exchange Act of 1934 (each a "covered executive") may be subject to the limitations of Section

162(m) of the Code. Section 162(m) provides that no deduction shall be allowed for applicable employee remuneration with respect to any covered executive in excess of $1,000,000 for a taxable year. However, qualified performance-based compensation is not subject to this $1,000,000 limitation.

Options and SARs granted under the Employee Plan will be qualified performance-based compensation if the exercise price is no less than fair market value on the date of the grant, if such plan is approved by the stockholders of the Company as proposed in this Proxy Statement and if the members of the Committee are all "outside directors" as defined under the Section 162(m) and the regulations promulgated thereunder.

Stock and cash awards under the Employee Plan may be designed by the Committee to be qualified performance-based compensation by specifying objective performance goals to be attained over a performance period as a condition to the award. For such awards, the measures of performance used to determine attainment of performance goals over any performance period shall be the Company's consolidated net earnings and/or consolidated earnings per share on a diluted basis, as reported in the Company's Annual Report to Stockholders, but subject to adjustment by the Committee to reflect certain extraordinary events.

It is the current intention of the Board of Directors that the Committee shall at all times be composed of persons qualifying as "outside directors" and that the Committee shall consider the effect of Section 162(m) in designing and making awards under the Employee Plan to covered executives. However, under the Employee Plan, the Committee has the discretion to make awards that will not be so qualified and may find it in the best interest of the Company to do so from time to time.

The Employee Plan is not the exclusive means available to the Company to provide incentive compensation to employees of the Company and its subsidiaries.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


ITEM IV - APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Upon the recommendation of its Audit Committee, the Board of Directors has appointed Coopers & Lybrand L.L.P. as independent accountants to examine the Company's consolidated financial statements for fiscal year 1998 and requests that the stockholders approve such appointment. The Board of Directors may review its selection if the appointment is not approved by the stockholders. Coopers & Lybrand L.L.P. (formerly, Coopers & Lybrand) has served as independent accountants of the Company since 1984.

A representative of Coopers & Lybrand L.L.P. will be in attendance at the Annual Meeting to respond to appropriate questions and will be afforded the opportunity to make a statement at the meeting, if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.


                                  OTHER MATTERS

In order for business to be properly brought before the 1998 Annual Meeting by a stockholder, the stockholder must have given timely and complete notice thereof in writing to the Secretary of the Company at 727 Fifth Avenue, New York, New York 10022, which written notice must have been received by the Secretary not less than 60 days in advance of such meeting or, if later, the 15th day following the first public disclosure of the date of such meeting (by mailing of notice of the meeting or otherwise). As a result of recent amendments to the Company's By-laws, different rules will apply in order for business to be properly brought before subsequent meetings of the stockholders by a stockholder.

Management of the Company is not aware of any matters that will be presented by a stockholder for action at the 1998 Annual Meeting. However, if any such matters properly come before the meeting, it is understood that the persons named in the enclosed form of proxy intend to vote in accordance with their judgment on such matters.


   PROPOSALS FOR INCLUSION IN THE PROXY STATEMENT FOR THE 1999 ANNUAL MEETING

Stockholders' proposals for the 1999 Annual Meeting of Stockholders must be received at the executive offices of the Company, 727 Fifth Avenue, New York, New York, 10022, addressed to the attention of Patrick B. Dorsey, Secretary, no later than December 10, 1998, in order to be considered in the Company's Proxy Statement for such meeting. It is currently contemplated that such meeting will be held on May 20, 1999.


                                  ANNUAL REPORT

The Annual Report to Stockholders of the Company for fiscal 1997, including financial statements, is being furnished simultaneously with this Proxy Statement to all stockholders of record as of the close of business on March 25, 1998, the record date for voting at the Annual Meeting.


                                   PROXY CARD

Please complete, sign and mail the enclosed proxy card in the return envelope provided so that your vote may be recorded.

BY ORDER OF THE BOARD OF DIRECTORS


/s/ Patrick B. Dorsey

Patrick B. Dorsey
Secretary

New York, New York
April 9, 1998

                                   APPENDIX A

                                  TIFFANY & CO.
                           1998 DIRECTORS OPTION PLAN

                                    SECTION 1
                                     GENERAL

       1.1 Purpose. The Tiffany & Co. Directors Option Plan (the "Plan") has been established by Tiffany & Co., a Delaware corporation, (the "Company") to advance the interests of the Company by enabling the Company to attract, retain and motivate qualified individuals to serve on the Company's Board of Directors and to align the financial interests of such individuals with those of the Company's other stockholders by providing for or increasing the proprietary interest of such individuals in the Company.

       1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall, from time to time, determine and designate from among Eligible Individuals those persons who will be granted one or more Awards under the Plan. Eligible Individuals who are granted Awards become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards need not be identical but shall be subject to the terms and conditions specified in the Plan. Subject to the last two sentences of subsection 2.2 of the Plan, Awards may be granted as alternatives to or in replacement for awards outstanding under the Plan, or any other plan or arrangement of the Company.

       1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Initially capitalized terms used in the Plan shall be defined as set forth in the Plan (including in the definitional provisions of Section 7 of the Plan).

                                    SECTION 2
                                     OPTIONS

       2.1 Definition. The grant of an "Option" entitles the Participant to purchase Shares at an Exercise Price established by the Committee. Options granted under this Section 2 shall be Non-Qualified Options. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

       2.2 Exercise Price. The per-share "Exercise Price" of each Option granted under this Section 2 shall be established by the Committee or shall be determined by a formula established by the Committee at or prior to the time the Option granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share as of the Pricing Date unless the Participant has agreed to forgo all or a portion of his or her annual cash retainer or other fees for service as a director of the Company in exchange for the Option, in which case the difference between (a) the aggregate Fair Market Value of the Shares subject to the Option as of the Pricing Date and
(b) the aggregate Exercise Price for the Shares subject to the Option shall be equal to the amount of the cash retainer or other such fees agreed to be forgone by the Participant. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option is granted unless the Option is granted on a date on which the principal exchange on which the Stock is then listed or admitted to trading is closed for trading, in which case the "Pricing Date" shall be the most recent date on which such exchange was open for trading prior to such grant date. Except as provided in subsection 4.2(c), the Exercise Price of any Option may not be decreased after the grant of the Award. An Option may not be surrendered as consideration in exchange for a new Award with a lower Exercise Price.

       2.3 Exercise. Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee provided that no Option shall be exercisable after, and each Option shall become void no later than, the tenth (10th ) anniversary of the date of the grant of such option.

       2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

       (a) The Exercise Price may be paid by ordinary check or such other form of tender as the Committee may specify.

       (b) If permitted by the Committee, the Exercise Price for Shares purchased upon the exercise of an Option may be paid in part or in full by tendering Shares (by either actual delivery of shares or by attestation, with such shares valued at Fair Market Value as of the date of exercise). The Committee may refuse to accept payment in Shares if such payment would result in an accounting charge to the Company.

       (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares acquired upon exercise of the Option (or a sufficient portion of such shares) and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

                                    SECTION 3
                                  STOCK AWARDS

       3.1 Definition. A "Stock Award" is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both).

       3.2 Restrictions on Stock Awards. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine.

                                                                     Appendix A

                                    SECTION 4
                          OPERATION AND ADMINISTRATION

       4.1 Effective Date and Duration. Subject to approval of the stockholders of the Company at the Company's 1998 annual meeting, the Plan shall be effective as of May 1, 1998 (the "Effective Date") and shall remain in effect as long as any Awards under the Plan are outstanding; provided, however, that no Award may be granted or otherwise made under the Plan on a date that is more than ten (10) years from the date the Plan is adopted.

       4.2    Shares Subject to Plan.

       (a) (i) Subject to the following provisions of this subsection 4.2, the maximum aggregate number of Shares that may be delivered to Participants and their beneficiaries under the Plan shall be Two Hundred and Fifty Thousand (250,000) Shares. Shares issued under the Plan may be authorized and unissued Shares or Shares reacquired by the Company.

              (ii) Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or a Participant's beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

              (iii) If the Exercise Price of any Option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or attestation) or by the Company withholding shares, only the number of Shares issued net of the Shares tendered or withheld shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

       (b) Subject to adjustment under paragraph 4.2(c), the following additional limitation is imposed under the Plan: the maximum aggregate number of Shares that may be awarded to any one Participant in any single fiscal year of the Company, either as Shares subject to Options, Stock Awards or any combination of Options and Stock Awards shall be Five Thousand (5,000) Shares.

       (c) If the outstanding Shares are increased or decreased, or are changed into or exchanged for cash, property, or a different number or kind of shares or securities, or if cash, property or Shares or other securities are distributed in respect of such outstanding Shares, in either case as a result of one or more mergers, reorganizations, reclassifications, recapitalizations, stock splits, reverse stock splits, stock dividends, dividends (other than regular, quarterly dividends) or other distributions, spin-offs or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of the transaction shall provide otherwise, appropriate adjustments shall be made in the number and/or type of shares or securities for which Awards may thereafter be granted under the Plan and for which Awards then outstanding under the Plan may thereafter be exercised. Any such adjustments in outstanding Awards shall be made without changing the aggregate Exercise Price applicable to the unexercised portions of outstanding Options. The Committee shall make such adjustments to preserve the benefits or potential benefits of the Plan and the Awards; such adjustments may include, but shall not be limited to, adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; (iii) the Exercise Price of outstanding Options; and (iv) any other adjustments that the Committee determines to be equitable. No right to purchase or receive fractional shares shall result from any adjustment in Options or Stock Awards pursuant to this paragraph 4.2(c). In case of any such adjustment, Shares subject to the Option or Stock Award shall be rounded up to the nearest whole Share.

       4.3 Limit on Distribution. Distribution of Shares or other amounts under the Plan shall be subject to the following:

       (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933) and the applicable requirements of any securities exchange or similar entity and the Committee may impose such restrictions on any Shares acquired pursuant to the Plan as the Committee may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. In the event that the Committee determines in its discretion that the registration, listing or qualification of the Shares issuable under the Plan on any securities exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares under an Option or Stock Award, such Option or Stock Award shall not be exercisable or exercised in whole or in part unless such registration, listing and qualification, and any necessary consents or approvals have been unconditionally obtained.

       (b) Distribution of Shares under the Plan may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

       4.4 Tax Withholding. Before distribution of Shares under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local tax withholding requirements or, if agreed by the Committee, the Company may withhold from the Shares to be delivered and/or otherwise issued Shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any federal, state or local tax withholding requirements. Neither the Company nor any Related Company shall be liable to a Participant or any other person as to any tax consequence expected, but not realized, by any Participant or other person due to the receipt or exercise of any Award hereunder.

       4.5 Payment Shares. Subject to the limitations of subsection 4.2 on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company. The Committee may provide in the Award Agreement that the Shares to be issued upon exercise of an Option or receipt of a Stock Award shall be subject to such further conditions, restrictions or agreements as the Committee in its discretion may specify, including without limitation, conditions on vesting or transferability, and forfeiture and repurchase provisions.

       4.6 Dividends and Dividend Equivalents. An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Shares which may be either paid currently or credited to an account for the Participant, and which may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including reinvestment of such credited amounts in Stock equivalents.

       4.7 Settlements; Deferred Delivery. Awards may be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combinations thereof, all subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may establish provisions for the deferred delivery of Shares upon the exercise of an Option or receipt of a Stock Award with the deferral evidenced by use of "Stock Units" equal in number to the number of Shares whose delivery is so deferred. A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share. Stock Units represent an unfunded and unsecured obligation of the Company except as otherwise provided by the Committee. Settlement of Stock Units upon expiration of the deferral period shall be made in Shares or otherwise as determined by the Committee. The amount of Shares, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents. Until a Stock Unit is settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to paragraph 4.2(c). Unless otherwise specified by the Committee, any deferred delivery of Shares pursuant to an Award shall be settled by the delivery of Shares no later than the 60th day following the date the person to whom such deferred delivery must be made ceases to be a director of the Company.

       4.8 Transferability. Unless otherwise provided by the Committee, any Option granted under the Plan, and, until vested, any Stock Award granted under the Plan, shall by its terms be nontransferable by the Participant otherwise than by will, the laws of descent and distribution, and shall be exercisable by, or become vested in, during the Participant's lifetime, only the Participant.

       4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the secretary of the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

       4.10 Award Agreements with Company; Vesting and Acceleration of Vesting of Awards. At the time of an Award to a participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (an "Award Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe, including, but not limited to, conditions to the vesting or exercisability of an Award, such as continued service as a director of the Company for a specified period of time. The Committee may waive such conditions to and/or accelerate exercisability or vesting of an Option or Stock Award, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in its discretion.

       4.11   Limitation of Implied Rights.

       (a) Neither a Participant nor any other person shall, by reason of the Plan or any Award Agreement, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, payable under the Plan, unsecured by the assets of the Company or of any Related Company. Nothing contained in the Plan or any Award

              Agreement shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

       (b) Neither the Plan nor any Award Agreement shall constitute a contract of employment, and selection as a Participant will not confer upon any Participant any right to serve as a director of the Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan or an Award. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

       4.12 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which an officer of the Company acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.


       4.13 Action by Company. Any action required or permitted to be taken by the Company shall be by resolution of the Board, or by action of one or more members of such Board (including a committee of such board) who are duly authorized to act for such Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company.

       4.14 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

       4.15 Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors of the Company nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of such Board of Directors or a committee of such Board to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be generally applicable or applicable only in specific cases.

                                    SECTION 5
                                    COMMITTEE

       5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Board and/or a committee of the Board (either the Board or such committee the "Committee" hereunder) in accordance with this Section 5.

       5.2 Selection of Committee. If consisting of less than the full membership of the Board, the Committee shall be selected by the Board and shall consist of two or more members of the Board.


       5.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

       (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from amongst Eligible Individuals those persons who shall receive Awards, to determine who is an Eligible Individual, to determine the time or time of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, restrictions, and other provisions of such Awards and Award Agreements, and (subject to the restrictions imposed by Section 6) to cancel, amend or suspend Awards. In making such Award determinations, the Committee may take into account such factors as the Committee deems relevant.

       (b) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

       (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

       (d) Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

       (e) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

       5.4 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its powers and responsibilities to any one or more of its members and may delegate all or part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

       5.5 Information to be Furnished to Committee. The Company shall furnish the Committee with such data and information as may be requested by the Committee to discharge its duties. The records of the Company as to an Eligible Individual's or a Participant's service as a director shall be conclusive on all persons unless determined to be incorrect by the Committee. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers necessary or desirable to carry out the terms of the Plan.

                                    SECTION 6
                            AMENDMENT AND TERMINATION

       6.1 Board's Right to Amend or Terminate. Subject to the limitations set forth in this Section 6, the Board may, at any time, amend or terminate the Plan.

       6.2 Amendments Requiring Stockholder Approval. Other than as provided in subsection 4.2 (c) (relating to certain adjustments to Shares), the approval of the Company's stockholders shall be required for any amendment which: (i) materially increases the maximum number of Shares that may be delivered to Participants under the Plan set forth in subsection 4.2(a); (ii) increases the limitation contained in Section 4.2(b); (iii) decreases the Exercise Price of any Option below the minimum provided in subsection 2.2; (iv) modifies or eliminates the prohibitions stated in the final two sentences of subsection 2.2; or (v) increases the maximum term of any Option set forth in Section 2.3. Whenever the approval of the Company's stockholders is required pursuant to this subsection 6.2, such approval shall be sufficient if obtained by a majority vote of those stockholders present or represented and actually voting on the matter at a meeting of stockholders duly called, at which meeting a majority of the outstanding shares actually vote on such matter.

       6.3 Consent of Affected Participants. No amendment to or termination of the Plan shall, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living or if the Award has been transferred pursuant to a right of transfer contained in an Award Agreement, the affected beneficiary or affected transferee, as the case may be), adversely affect the rights of any Participant, beneficiary or permitted transferee under any Award granted under the Plan prior to the date such amendment or termination is adopted by the Board.

                                    SECTION 7
                                  DEFINED TERMS

For the purposes of the Plan, the terms listed below shall be defined as follows:

Award. The term "Award" shall mean, individually and collectively, any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options and Stock Awards.

Award Agreement.  The term "Award Agreement" is defined in subsection 4.10.

Board.  The term "Board" shall mean the Board of Directors of the Company.

Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code or of any law that is enacted to replace the Code.

Eligible Individual. The term "Eligible Individual" shall mean a "Non-Employee Director." The term "Non-Employee Director" means a member of the Board who is not at the time also an employee of the Company or a Related Company. For the purposes of the Plan, the Chairman of the Board's status as an employee shall be determined by the Board.

Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock, the following rules shall apply:

              (i) If the Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the mean between the lowest and the highest reported sales prices of the Stock on the date in question on the principal exchange on which the Stock is then listed or admitted to trading. If no reported sale of Stock take place on the date in question on the principal exchange, then the reported closing asked price of the Stock on such date on the principal exchange shall be determinative of Fair Market Value.

              (ii) If the Stock is not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the mean between the lowest reported bid price and the highest reported asked price of the Stock on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of the Stock in such market.

              (iii) If the Stock is not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the Committee, acting in good faith.

Related Companies.  The term "Related Company" means

              (i) any corporation, partnership, joint venture or other entity during any period in which such corporation, partnership, joint venture or other entity owns, directly or indirectly, at least fifty percent (50%) of the voting power of all classes of voting stock of the Company (or any corporation, partnership, joint venture or other entity which is a successor to the Company);

              (ii) any corporation, partnership, joint venture or other entity during any period in which the Company (or any corporation, partnership, joint venture or other entity which is a successor to the Company or any entity that is a Related

              Company by reason of clause (i) next above) owns, directly or indirectly, at least a fifty percent (50%) voting or profits interest; or

              (iii) any business venture in which the Company has a significant interest, as determined in the discretion of the Committee.

Shares. The term "Shares" shall mean shares of the Common Stock of the Company, $.01 par value, as presently constituted, subject to adjustment as provided in paragraph 4.2(c) above.

                                    SECTION 8
                                   SUCCESSORS

       All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                   APPENDIX B

                                  TIFFANY & CO.
                          1998 EMPLOYEE INCENTIVE PLAN

                                    SECTION 1
                                     GENERAL

       1.1 Purpose. The Tiffany & Co. Employee Incentive Plan (the "Plan") has been established by Tiffany & Co., a Delaware corporation, (the "Company") to (i) attract and retain employees; (ii) motivate Participants to achieve the Company's operating and strategic goals by means of appropriate incentives;
(iii) provide incentive compensation opportunities that are competitive with those of other companies competing with the Company and its Related Companies for employees; and (iv) further link Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's Common Stock, thereby promoting the long-term financial interests of the Company and its Related Companies, including the growth in value of the Company's stockholders' equity and the enhancement of long-term returns to the Company's stockholders.

       1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall, from time to time, determine and designate from among Eligible Individuals those persons who will be granted one or more Awards under the Plan. Eligible Individuals who are granted Awards become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards need not be identical but shall be subject to the terms and conditions specified in the Plan. Subject to the last two sentences of subsection 2.2 of the Plan, Awards may be granted as alternatives to or in replacement for awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

       1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Initially capitalized terms used in the Plan shall be defined as set forth in the Plan (including in the definitional provisions of Section 7 of the Plan).

                                    SECTION 2
                                OPTIONS AND SARS

       2.1    Definitions.

       (a) The grant of an "Option" entitles the Participant to purchase Shares at an Exercise Price established by the Committee. Options granted under this

              Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

       (b) The grant of a stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Shares, value equal to all or a portion of the excess of: (a) Fair Market Value of a specified number of Shares at the time of exercise, over (b) an Exercise Price established by the Committee.

       2.2 Exercise Price. The per-Share "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a formula established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option or SAR is granted unless the Option or SAR is granted on a date on which the principal exchange on which the Shares are then listed or admitted to trading is closed for trading, in which case the "Pricing Date" shall be the most recent date on which such exchange was open for trading prior to such grant date; except that the Committee may provide that: (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the Option or SAR occurs not more than 90 days after the date of such hiring, promotion or other event; and (ii) if an Option or SAR is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date is the date of grant of such outstanding Award. Except as provided in subsection 4.2(c), the Exercise Price of any Option or SAR may not be decreased after the grant of the Award. Neither an Option nor an SAR may be surrendered as consideration in exchange for a new Award with a lower Exercise Price.

       2.3 Exercise. Options and SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee provided that no Option or SAR shall be exercisable after, and each Option and SAR shall become void no later than, the tenth (10th) anniversary date of the date of grant of such Option or SAR.

       2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

       (a) The Exercise Price may be paid by ordinary check or such other form of tender as the Committee may specify.

       (b) If permitted by the Committee, the Exercise Price for Shares purchased upon the exercise of an Option may be paid in part or in full by tendering Shares (by either actual delivery of Shares or by attestation, with such

              Shares valued at Fair Market Value as of the date of exercise). The Committee may refuse to accept payment in Shares if such payment would result in an accounting charge to the Company.

       (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares acquired upon exercise of the Option (or a sufficient portion of such Shares) and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

                                    SECTION 3
                               OTHER STOCK AWARDS

       3.1 Definition. A "Stock Award" is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both).

       3.2 Restrictions on Stock Awards. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of Performance Goals.

                                    SECTION 4
                          OPERATION AND ADMINISTRATION

       4.1 Effective Date and Duration. Subject to approval of the stockholders of the Company at the Company's 1998 annual meeting, the Plan shall be effective as of May 1, 1998 (the "Effective Date") and shall remain in effect as long as any Awards under the Plan are outstanding; provided, however, that, no Award may be granted or otherwise made under the Plan on a date that is more than ten (10) years from the date the Plan is adopted or, if earlier, the date the Plan is approved by the Company's stockholders.

       4.2    Shares Subject to Plan.

       (a) (i) Subject to the following provisions of this subsection 4.2, the maximum number of Shares that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (I) One Million (1,000,000) Shares; (II) any Shares available for future awards under the Company's 1986 Stock Option Plan, as amended (the "1986 Plan") as of May 1, 1998; (III) any Shares that are represented by awards granted under the 1986 Plan which are forfeited, expire or are canceled without delivery of Shares or which result in the forfeiture of Shares back to the Company; and
              (IV) up to Two Hundred and Fifty Thousand (250,000) Shares, to the extent authorized by the Board, which are reacquired in the open market or in a private transaction after the Effective Date, provided, however that the aggregate number of shares available under categories (II), (III), and (IV), shall not exceed Seven Hundred and Fifty Thousand (750,000) Shares.

              (ii) Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or a Participant's beneficiary because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

              (iii) If the Exercise Price of any Option granted under the Plan or the 1986 Plan is satisfied by tendering Shares to the Company (by either actual delivery or attestation) or by the Company withholding shares, only the number of Shares issued net of the Shares tendered or withheld shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

              (iv) Shares delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for delivery under the Plan, to extent that such settlement, assumption or substitution occurs as a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

       (b) Subject to adjustment under paragraph 4.2(c), the following additional maximum limitations are imposed under the Plan:

              (i) The aggregate maximum number of Shares that may be issued under Options intended to be Incentive Stock Options shall be Two Hundred and Fifty Thousand (250,000) shares.

              (ii) The aggregate maximum number of Shares that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Stock Awards) and Section 8 (relating to Other Incentive Awards to the extent such Awards are settled with Shares) shall be Two Hundred and Fifty Thousand (250,000) Shares.

              (iii) Unless the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following limitations shall apply:

                     (A) In any fiscal year of the Company, the aggregate number of Shares that may be granted to any Participant pursuant to any and all Awards (including Options, SARs and Stock Awards) shall not exceed One Hundred Thousand (100,000); and

                     (B) In any fiscal year of the Company, the maximum aggregate cash payout with respect to Other Incentive Awards granted in any fiscal year of the Company pursuant to Section 8 of the Plan which may be made to any Named Executive Officer shall be Two Million Dollars ($2,000,000).

       (c) If the outstanding Shares are increased or decreased, or are changed into or exchanged for cash, property or a different number or kind of shares or securities, or if cash, property, Shares or other securities are distributed in respect of such outstanding Shares, in either case as a result of one or more mergers, reorganizations, reclassifications, recapitalizations, stock splits, reverse stock splits, stock dividends, dividends (other than regular, quarterly dividends), or other distributions, spin-offs or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of the transaction shall provide otherwise, appropriate adjustments shall be made in the number and/or type of Shares or securities for which Awards may thereafter be granted under the Plan and for which Awards then outstanding under the Plan may thereafter be exercised. Any such adjustments in outstanding Awards shall be made without changing the aggregate Exercise Price applicable to the unexercised portions of outstanding Options or SARs. The Committee shall make such adjustments to preserve the benefits or potential benefits of the Plan and the Awards; such adjustments may include, but shall not be limited to, adjustment of: (i) the number and kind of shares which may be delivered under the Plan;
              (ii) the number and kind of shares subject to outstanding Awards;
              (iii) the Exercise Price of outstanding Options and SARs; (iv) the limits specified in subsections 4.2(a)(i) and 4.2(b) above: and
              (v) any other adjustments that the Committee determines to be equitable. No right to purchase or receive fractional shares shall result from any adjustment in Options, SARs or Stock Awards pursuant to this paragraph 4.2(c). In case of any such adjustment, Shares subject to the Option, SAR or Stock Award shall be rounded up to the nearest whole Share.

       4.3 Limit on Distribution. Distribution of Shares or other amounts under the Plan shall be subject to the following:

       (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933) and the applicable requirements of any securities exchange or similar entity, and the

              Committee may impose such restrictions on any Shares acquired pursuant to the Plan as the Committee may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. In the event that the Committee determines in its discretion that the registration, listing or qualification of the Shares issuable under the Plan on any securities exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares under an Option or Stock Award, such Option or Stock Award shall not be exercisable or exercised in whole or in part unless such registration, listing and qualification, and any necessary consents or approvals have been unconditionally obtained.

       (b) Distribution of Shares under the Plan may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rule of any stock exchange.

       4.4 Tax Withholding. Before distribution of Shares under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local tax withholding requirements or, in the discretion of the Committee, the Company may withhold from the Shares to be delivered and/or otherwise issued Shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any federal, state or local tax withholding requirements. Neither the Company nor any Related Company shall be liable to a Participant or any other person as to any tax consequence expected, but not realized, by any Participant or other person due to the receipt or exercise of any Award hereunder.

       4.5 Payment Shares. Subject to the limitations of subsection 4.2 on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity). The Committee may provide in the Award Agreement that the Shares to be issued upon exercise of an Option or an SAR or receipt of a Stock Award shall be subject to such further conditions, restrictions or agreements as the Committee in its discretion may specify, including without limitation, conditions on vesting or transferability, and forfeiture and repurchase provisions.

       4.6 Dividends and Dividend Equivalents. An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Shares which may be either paid currently or credited to an account for the Participant, and which may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including reinvestment of such credited amounts in Share equivalents.

       4.7 Settlements; Deferred Delivery. Awards may be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combinations thereof, all subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may establish provisions for the deferred delivery of Shares upon the exercise of an Option or SAR or receipt of a Stock Award with the deferral evidenced by use of "Stock Units" equal in number to the number of Shares whose delivery is so deferred. A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share. Stock Units represent an unfunded and unsecured obligation of the Company except as otherwise provided by the Committee. Settlement of Stock Units upon expiration of the deferral period shall be made in Shares or otherwise as determined by the Committee. The amount of Shares, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents. Until a Stock Unit is settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to paragraph 4.2(c). Unless otherwise specified by the Committee, any deferred delivery of Shares pursuant to an Award shall be settled by the delivery of Shares no later than the 60th day following the date the person to whom such deferred delivery must be made ceases to be an employee of the Company or a Related Company.

       4.8 Transferability. Unless otherwise provided by the Committee, any Option and SAR granted under the Plan, and, until vested, any Stock Award or other Shares-based Award granted under the Plan, shall by its terms be nontransferable by the Participant otherwise than by will, the laws of descent and distribution or pursuant to a "domestic relations order", as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall be exercisable by, or become vested in, during the Participant's lifetime, only the Participant.

       4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the secretary of the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

       4.10 Award Agreements with Company; Vesting and Acceleration of Vesting of Awards. At the time of an Award to a participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (an "Award Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe, including, but not limited to, conditions to the vesting or exercisability of an Award, such as continued service to the Company or a Related Company for a specified period of time. The Committee may waive such conditions to and/or accelerate exerciability or vesting of an Option, SAR or

Stock Award, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in its discretion.

       4.11   Limitation of Implied Rights.

       (a) Neither a Participant nor any other person shall, by reason of the Plan or any Award Agreement, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, payable under the Plan, unsecured by the assets of the Company or of any Related Company. Nothing contained in the Plan or any Award Agreement shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

       (b) Neither the Plan nor any Award Agreement shall constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan or an Award. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

       4.12 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which an officer of the Company acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

       4.13 Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of such board (including a committee of such board) who are duly authorized to act for such board, or (except to the extent prohibited by applicable law or applicable rules of any Stock exchange) by a duly authorized officer of the Company or such Related Company.

       4.14 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

       4.15 Liability for Cash Payments. Each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by such

Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.

       4.16 Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors of the Company nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of such Board of Directors or a committee of such Board to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be generally applicable or applicable only in specific cases.

                                    SECTION 5
                                    COMMITTEE

       5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5.

       5.2 Selection of Committee. The Committee shall be selected by the Board and shall consist of two or more members of the Board.

       5.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

       (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from amongst Eligible Individuals those persons who shall receive Awards, to determine who is an Eligible Individual, to determine the time or time of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, Performance Goals, restrictions, and other provisions of such Awards and Award Agreements, and (subject to the restrictions imposed by Section 6) to cancel, amend or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the Eligible Individual, the Eligible Individual's present and potential contribution to the Company's or a Related Company's success and such other factors as the Committee deems relevant.

       (b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements of the Performance-Based Exception and to take such action, establish such procedures, and impose such restrictions at the time Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

       (c) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

       (d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

       (e) Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

       (f) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

       5.4 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a Stock exchange, the Committee may allocate all or any portion of its powers and responsibilities to any one or more of its members and may delegate all or part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

       5.5 Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be requested by the Committee in order to discharge its duties. The records of the Company and Related Companies as to an Eligible Individual's or a Participant's employment, consulting services, termination of employment or services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect by the Committee. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers necessary or desirable to carry out the terms of the Plan.

                                    SECTION 6
                            AMENDMENT AND TERMINATION

       6.1 Board's Right to Amend or Terminate. Subject to the limitations set forth in this Section 6, the Board may, at any time, amend or terminate the Plan.

       6.2 Amendments Requiring Stockholder Approval. Other than as provided in subsection 4.2 (c) (relating to certain adjustments to shares), the approval of the Company's stockholders shall be required for any amendment which: (i) materially increases the maximum number of Shares that may be delivered to Participants under the

Plan set forth in subsection 4.2(a); (ii) increases the maximum limitations contained in Section 4.2(b); (iii) decreases the exercise price of any Option or SAR below the minimum provided in subsection 2.2; (iv) modifies or eliminates the provisions stated in the final two sentences of subsection 2.2; or (v) increases the maximum term of any Option or SAR set forth in Section 2.3. Whenever the approval of the Company's stockholders is required pursuant to this subsection 6.2, such approval shall be sufficient if obtained by a majority vote of those stockholders present or represented and actually voting on the matter at a meeting of stockholders duly called, at which meeting a majority of the outstanding shares actually vote on such matter.

                                    SECTION 7
                                  DEFINED TERMS

For the purposes of the Plan, the terms listed below shall be defined as follows:

Award. The term "Award" shall mean, individually and collectively, any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, Stock Awards and Other Incentive Awards.

Award Agreement.  The term "Award Agreement" is defined in subsection 4.10.

Board.  The term "Board" shall mean the Board of Directors of the Company.

Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code or of any law that is enacted to replace the Code.

Eligible Individual. The term "Eligible Individual" shall mean any employee of the Company or a Related Company. For purposes of the Plan, the status of the Chairman of the Board of Directors as an employee shall be determined by the Committee.

Fair Market Value. For purposes of determining the "Fair Market Value" of a Share, the following rules shall apply:

              (i) If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the mean between the lowest and the highest reported sales prices of the Shares on the date in question on the principal exchange on which the Shares are then listed or admitted to trading. If no reported sale of Shares take place on the date in question on the principal exchange, then the reported closing asked price of the Shares on such date on the principal exchange shall be determinative of Fair Market Value.

              (ii) If the Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the mean between the lowest reported bid price and the highest reported asked price of the Shares on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of the Shares in such market.

       (iii) If the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the Committee, acting in good faith.

Named Executive Employee. The term "Named Executive Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of covered employees, as defined in the regulations promulgated under Code section 162(m), or any successor statute.

Participant. The term "Participant" means an Eligible Individual who has been granted an Award under the Plan. For purposes of the administration of Awards, the term Participant shall also include a former employee or any person (including an estate) who is a beneficiary of a former employee and any person (including any estate) to whom an Award has been assigned or transferred as permitted by the Committee.

Performance-Based Exception. The term "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code section 162(m).

Performance Goals. The term "Performance Goals" means one or more objective targets measured by the Performance Measure, the attainment of which may determine the degree of payout and/or vesting with respect to Awards.

Performance Period. The term "Performance Period" means the time period during which Performance Goals must be achieved with respect to an Award, as determined by the Committee, but which period shall not be shorter than one of the Company's fiscal years.

Performance Measure. The term "Performance Measure" refers to the performance measures discussed in Section 9 of the Plan.

Related Companies.  The term "Related Company" means

              (i) any corporation, partnership, joint venture or other entity during any period in which such corporation, partnership, joint venture or other entity owns, directly or indirectly, at least fifty percent (50%) of the voting power of all classes of voting shares of the Company (or any corporation, partnership, joint venture or other entity which is a successor to the Company);

              (ii) any corporation, partnership, joint venture or other entity during any period in which the Company (or any corporation, partnership, joint venture or other entity which is a successor to the Company or any entity that is a Related Company by reason of clause (i) next above) owns, directly or indirectly, at least a fifty percent (50%) voting or profits interest; or

              (iii) any business venture in which the Company has a significant interest, as determined in the discretion of the Committee.

Shares. The term "Shares" shall mean shares of the Common Stock of the Company, $.01 par value, as presently constituted, subject to adjustment as provided in paragraph 4.2(c) above.

                                    SECTION 8
                             OTHER INCENTIVE AWARDS

       8.1 Grant of Other Incentive Awards. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted Eligible Individuals, in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.

       8.2 Other Incentive Award Agreement. Each Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award or the means by which it will be calculated, the terms and conditions applicable to such Award, the applicable Performance Period and Performance Goals, if any, and such other provisions as the Committee shall determine, in all cases subject to the terms and provisions of the Plan.

       8.3 Nontransferability. Except as otherwise provided in the applicable Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution.

       8.4 Form and Timing of Payment of Other Incentive Awards. Payment of Other Incentive Awards shall be made in cash and at such times as established by the Committee subject to the terms of the Plan.

                                    SECTION 9
                           PERFORMANCE-BASED EXCEPTION

       9.1 Performance Measures. Unless and until the Board proposes for stockholder vote and the stockholders of the Company approve a change thereto, the Performance Measures used to determine the attainment of Performance Goals with respect to Other Incentive Awards and Stock Awards to Named Executive Employees which are designed to qualify for the Performance-Based Exception shall be any one or more of the following, as reported in the Company's Annual Report to Stockholders which is included in the Company's Annual Report on Form 10-K: the Company's consolidated net earnings and the Company's consolidated earnings per share on a diluted basis. The Committee may appropriately adjust any evaluation of performance under a

Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgment or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in said Annual Report for the applicable year.

       9.2 Discretion to Adjust Awards/Performance Goals. The Committee may retain the discretion to adjust the determination of the degree of attainment of the pre-established Performance Goals for Awards; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be subjected to an adjustment which would yield an increased payout, although the Committee may retain the discretion to make an adjustment which would yield a decreased payout. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Measure for Awards designed to quality for the Performance-Based Exception and held by Named Executive Officers without obtaining stockholder approval of such change, the Committee shall have sole discretion to make such change without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which will not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

                                   SECTION 10
                                   SUCCESSORS

       All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                TIFFANY & CO.
                           PROXY FOR ANNUAL MEETING


SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF TIFFANY & CO. ("THE COMPANY") TO BE HELD MAY 21, 1998 AT 10:00 A.M. NEW YORK TIME IN THE ROOF/PENTHOUSE OF THE ST. REGIS HOTEL, 2 EAST 55TH STREET AT FIFTH AVENUE, NEW YORK, NEW YORK. THE BOARD OF DIRECTORS RECOMMENDS:
A VOTE "FOR" ALL NOMINEES IN ITEM 1, "FOR" APPROVAL OF THE 1998 DIRECTORS OPTION PLAN IN ITEM 2, "FOR" APPROVAL OF THE 1998 EMPLOYEE INCENTIVE PLAN IN
ITEM 3, AND "FOR" APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS IN ITEM 4.

SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED, IN WHICH CASE THEY WILL BE VOTED AS MARKED. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED "FOR" ITEMS 1, 2, 3 AND 4. IF ANY NOMINEE NAMED ON THE REVERSE SIDE OF THIS CARD IS UNABLE TO SERVE AS A DIRECTOR, THE BOARD OF DIRECTORS MAY NOMINATE ANOTHER PERSON OR PERSONS IN SUBSTITUTION FOR SUCH NOMINEE AND THE PROXIES NAMED BELOW WILL VOTE FOR THE PERSON OR PERSONS SO NOMINATED OR FOR SUCH LESSER NUMBER OF DIRECTORS AS MAY BE PRESCRIBED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints W.R. CHANEY, J.N. FERNANDEZ, and P.B. DORSEY, and each of them, proxies, with full power of substitution, to act for the undersigned, and to vote all shares of Common Stock represented by this proxy which the undersigned may be entitled to vote, at the 1998 Annual Meeting of Stockholders (and any adjournment thereof) as directed and permitted on the reverse side of this card and, IN THEIR JUDGMENT, on such matters as may be incident to the conduct of or may properly come before the meeting.

                                  IMPORTANT


        THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE MARK, SIGN
              AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY.

-----------------------------------------------------------------------------
                           |  FOLD AND DETACH HERE  |

                                               Please mark your votes as
                                               indicated in this example  [X]

THE BOARD OF DIRECTORS RECOMMENDS: A VOTE FOR ALL NOMINEES IN ITEM 1, FOR APPROVAL OF THE 1998 DIRECTORS OPTION PLAN IN ITEM 2, FOR APPROVAL OF THE 1998 EMPLOYEE INCENTIVE PLAN IN ITEM 3, AND FOR APPROVAL OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS IN ITEM 4. SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED UNLESS OTHERWISE INDICATED, IN WHICH CASE THEY WILL BE VOTED AS MARKED.
                                                                WITHHELD FOR
                                                   FOR ALL     NOMINEES NAMED
                                                  NOMINEES         BELOW
Item 1: Election of the following nominees as
        Directors: William R. Chaney, Rose          |   |          |   |
        Marie Bravo, Samuel L. Hayes III,           |   |          |   |
        Michael J. Kowalski, Charles K.
        Marquis, James E. Quinn, Yoshiaki
        Sakakura, William A. Shutzer and
        Geraldine Stutz.

WITHHELD FOR (write in the nominee's name in the space provided below):

_______________________________________________________________________

                                                      FOR   AGAINST   ABSTAIN
Item 2: Approval of the 1998 Directors Option Plan.  |   |   |   |     |   |
                                                     |   |   |   |     |   |

                                                      FOR   AGAINST   ABSTAIN
Item 3: Approval of the 1998 Employee                |   |   |   |     |   |
        Incentive Plan.                              |   |   |   |     |   |

                                                      FOR   AGAINST   ABSTAIN
Item 4: Approval of the appointment of               |   |   |   |     |   |
        Coopers & Lybrand L.L.P. as                  |   |   |   |     |   |
        independent accountants of the
        Company's fiscal 1998 financial
        statements.

                                                               YES        NO
                                    I PLAN TO ATTEND THE      |   |     |   |
                                       ANNUAL MEETING.        |   |     |   |

                             NOTE: Please date and sign exactly as your name appears printed on this card. When shares are held by joint owners, all should sign. When signing as fiduciary (e.g., attorney, executor, administrator, conservator, trustee or guardian), please give title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

                                   THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

SIGNATURE____________________SIGNATURE______________________DATE______________


------------------------------------------------------------------------------
                          |  FOLD AND DETACH HERE  |


TIFFANY & CO.
727 Fifth Avenue
New York, N.Y. 10022

              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                            THURSDAY, MAY 21, 1998


The Annual Meeting of Stockholders of Tiffany & Co. (the "Company") will be held in the Roof/Penthouse of The St. Regis Hotel, 2 East 55th Street at Fifth Avenue, New York, New York on May 21, 1998 at 10:00 a.m. New York time to consider and take action on the following:

1. Election of nine (9) Directors to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

2. Approval of the 1998 Directors Option Plan;

3. Approval of the 1998 Employee Incentive Plan; and

4. Approval of the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company's fiscal 1998 financial statements.

All stockholders are cordially invited to attend, although only those stockholders of record as of the close of business on March 25, 1998 will be entitled to notice of and to vote at the meeting or any adjournments thereof. The transfer books will not be closed.

A list of stockholders entitled to vote will be available for inspection by interested stockholders at the offices of the Company, 727 Fifth Avenue, New York, New York commencing on May 1, 1998 during ordinary business hours.

BY ORDER OF THE BOARD OF DIRECTORS

Patrick B. Dorsey
Secretary
New York, New York
April 9, 1998

YOUR VOTE IS IMPORTANT. EVEN IF IT IS YOUR DESIRE TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE.